Prospectus | December 31, 2009

Grail Advisors Actively Managed ETFs

 Grail McDonnell Intermediate Municipal Bond ETF(GMMB)

 Grail McDonnell Core Taxable Bond ETF (GMTB)

This Prospectus provides important information about the ETFs that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

www.grailadvisors.com	1-415-677-5870

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated December 31, 2009 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

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GRAIL ADVISORS ACTIVELY MANAGED ETFS

GRAIL MCDONNELL INTERMEDIATE MUNICIPAL BOND ETF
GRAIL MCDONNELL CORE TAXABLE BOND ETF

This Prospectus describes the Grail McDonnell Intermediate Municipal Bond ETF and the Grail McDonnell Core Taxable Bond ETF (each an “ETF” and collectively the “ETFs”), each of which is a series of Grail Advisors ETF Trust (“Trust”).  Grail Advisors, LLC is each ETF’s investment manager (“Manager”).  McDonnell Investment Management, LLC (“McDonnell”) serves as each ETF’s sub-adviser.

The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of the ETFs’ sub-adviser: McDonnell.  McDonnell provides day-to-day portfolio management services to the ETFs.  Information regarding the Manager and McDonnell is included under the section entitled “ETF Management” in this Prospectus.

Each ETF is an “exchange traded fund.”  The ETFs are actively managed ETFs.  The ETFs are not index funds and thus do not seek to replicate the performance of a specified index.

Shares of each of the ETFs (“Shares”) will be listed and traded on NYSE Arca, Inc. (“Exchange”).  Market prices for the Shares may be different from their net asset value (“NAV”).  Unlike mutual funds, Shares are not individually redeemable securities.  Rather, each ETF issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.”  Creation Units are issued and redeemed in-kind for securities included in a specified universe, partially in cash and partially in-kind or in cash.  Once created, Shares generally trade in amounts less than a Creation Unit in the secondary market at market prices that change throughout the day.  Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Except when aggregated in Creation Units, Shares are not redeemable securities.

An investment in the ETFs is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

This Prospectus provides information about investing in the ETFs.  Please read this Prospectus carefully before making any investment decision.

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Note to Retail Investors

Shares can be purchased directly from the ETFs only in amounts expected to be worth more than a million dollars.  Most individual investors, therefore, will not be able to purchase Shares directly from an ETF.  Instead, these investors will purchase Shares on the Exchange or otherwise in the secondary market with the assistance of a broker.  Thus, certain information in this Prospectus is not relevant to most retail investors.  For example, information about buying and redeeming Shares directly with the ETFs and about transaction fees imposed on purchases and redemptions of Creation Units is not relevant to most retail investors.

How Are The ETFs Different From Index ETFs?

Whereas index-based ETFs seek to replicate the holdings of a specified index, each ETF uses an actively managed investment strategy to meet its investment objective.  Thus, each ETF’s sub-adviser has the discretion on a daily basis to choose securities for the ETF’s portfolio consistent with the ETF’s investment objective.

The ETFs are designed for investors who seek exposure to a relatively low-cost actively managed portfolio of fixed income securities.  The ETFs may be suitable for long-term investment and may also be used as an asset allocation tool or as a trading instrument.

How Are The ETFs Different From Mutual Funds?

Redeemability.  Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the day.  Shares of an ETF, by contrast, cannot be purchased from or redeemed with the issuing ETF except by or through Authorized Participants (defined below), and then only for cash and/or an in-kind basket of securities expected to be worth more than a million dollars.

Exchange Listing.  Unlike mutual fund shares, Shares will be listed for trading on the Exchange.  An organized trading market is expected to exist for the Shares.  Investors can purchase and sell Shares on the secondary market through a broker.  Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of an ETF’s portfolio holdings.  The market price of Shares may differ from the NAV of an ETF.  The difference between market price of Shares and the NAV of an ETF is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.

Tax Treatment.  Shares have been designed to be relatively more tax-efficient than mutual fund shares.  Specifically, by redeeming Shares partially in-kind, ETF shareholders may be protected from part of the adverse tax consequences associated with cash transactions in mutual fund shares, including cash redemptions.  Such transactions can have an adverse tax impact on taxable shareholders due to the mutual fund’s need to sell portfolio securities to obtain cash to meet such redemptions and, as necessary, recognize taxable gains in connection with such sales.  By contrast, to the extent the ETF redeems Shares in-kind, as opposed to for cash, the ETFs’ in-kind redemption mechanism would reduce, relative to a mutual fund, taxable gains resulting from redemptions.

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Because the ETFs intend to effect redemptions partially in cash and partially in-kind, investments in Shares may be less tax efficient than investments in index-based ETFs, which typically effect redemptions primarily in-kind.  Thus, the ETFs may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  An ETF may recognize a capital gain on these sales that might not have been incurred if the ETF had made a redemption entirely in-kind, and this may decrease the tax efficiency of the ETF compared to index-based ETFs that use an entirely in-kind redemption process.

The active management of the ETFs’ portfolios is not expected to impact the in-kind redemption mechanism and the ETFs’ ability to reduce taxable gains resulting from redemptions.  Nevertheless, to the extent redemptions are effected for cash and for other reasons, an ETF may realize capital gains or losses, including in some cases short-term capital gains, upon the sale of portfolio securities to effect a cash redemption.  Because the ETFs are actively managed, they may generate more taxable gains for shareholders than an index-based ETF, particularly during the ETFs’ initial stages when portfolio changes are more likely to be implemented within the ETF rather than through the in-kind redemption mechanism.

Transparency of Portfolio.  Each ETF’s portfolio holdings as of the time the ETF calculated its NAV will be disclosed daily on the ETFs’ website after the close of trading on the Exchange and prior to the opening of trading on the Exchange on the following day.

A description of the ETFs’ policies and procedures with respect to the disclosure of the ETFs’ portfolio holdings is available in the ETFs’ Statement of Additional Information.

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INTRODUCTION TO THE ETFS

The ETFs described in this Prospectus are listed below, along with their investment objectives.  More information about each ETF appears later in this Prospectus, as noted below.

ETF	Investment Objective(s)	For more information about the ETF, please see page:

Grail McDonnell Intermediate Municipal Bond ETF	High level of current tax-exempt income and higher risk-adjusted returns relative to its benchmark	4

Grail McDonnell Core Taxable Bond ETF	High level of current income and higher risk-adjusted returns relative to its benchmark	8

The Board of Trustees of the Trust (“Board”) may change an ETF’s investment objective(s) and principal investment strategies without shareholder approval.

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GRAIL McDONNELL INTERMEDIATE MUNICIPAL BOND ETF

INVESTMENT OBJECTIVE

High level of current tax-exempt income and higher risk-adjusted returns relative to its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities with interest payments exempt from federal income taxes.  The ETF will typically invest in municipal securities and will invest, under normal market conditions, primarily in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam).  Tax-exempt means that the bonds pay interest that is excluded from gross income for regular federal income tax purposes.  The ETF’s investments generally include municipal securities with a full range of maturities and broad issuer and geographic diversification.  While the ETF may invest in securities of any maturity, under normal circumstances, the dollar-weighted average maturity of the portfolio is expected to range from three to ten years.

McDonnell, as the ETF’s sub-adviser, employs a total return investment strategy which emphasizes sector and security selection and yield curve positioning.  Sector and security decisions are reached through robust fundamental credit analysis as well as an assessment that incorporates the sector and security’s credit momentum.  The total return strategy places a limited dependence on adjusting the portfolio in anticipation of a change in the level of interest rates.

The ETF invests primarily in investment grade securities, which are securities rated in one of the top four credit quality categories by at least one nationally recognized statistical rating organization rating that security (a “rating agency”).  The ETF considers pre-refunded bonds or escrowed to maturity municipal securities, regardless of rating, to be investment grade securities.  The ETF may invest up to 20% of its net assets in high yield securities or below investment-grade securities rated BB+ (or comparable) or below by a rating agency or, if unrated, determined by McDonnell to be of comparable quality.

The ETF may invest up to 20% of its assets in taxable debt securities.  These may include securities issued by the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed and other asset-backed securities, and securities of other investment companies, including other ETFs.  The ETF may only invest in U.S. dollar-denominated securities.

The ETF may invest in derivative instruments, such as futures and interest rate, total return and credit default swaps.  Investments in derivatives must be consistent with the ETF’s investment

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objective and may only be used to manage risk and not to enhance leverage.  Use of certain derivative instruments may give rise to taxable income.

Unless otherwise stated, all percentage limitations on ETF investments apply at the time of investment.  Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations.  To the extent the ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

PRINCIPAL RISKS

The ETF is subject to a number of risks that may affect the value of its shares, including:

Acquired Fund Risk

Credit Risk

Derivatives Risk

ETF Risk

Foreign Investing Risk

Interest Rate Risk

Liquidity Risk

Management Risk

Market Risk

Mortgage-Related and Other Asset-Backed Securities Risk

Municipal Securities Risk

Non-Investment Grade Securities Risk

Prepayment Risk

Temporary Defensive Position Risk

Trading Risk

See “Description of Principal Risks” on pages 12 to 16 for a discussion of each of these risks.

ETF PERFORMANCE

Because the ETF has only recently begun operations, performance information is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.  Transaction costs incurred by the ETF for buying and selling securities are not reflected in the table.  An investor buying or selling Shares of the ETF in the secondary market will not pay the transaction fees described in note 1, but would pay a commission to his or her broker in an amount established by the broker.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

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Shareholder Fees (fees paid directly by Authorized Participants)
Sales Charge (load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies (1)
Annual Fund Operating Expenses (expenses that are deducted from ETF assets)
Management Fee:	0.30%
Distribution and/or service (12b-1) fees: (2)	0.00%
Other Expenses: (3)	0.28%
Total Annual Fund Operating Expenses:	0.58%
Less: Expense Reduction/Reimbursement: (4)	(0.23)%
Net Annual Operating Expenses: (4)	0.35%

Example

The following example is intended to help retail investors compare the cost of investing in the ETF with the cost of investing in other funds.  The ETF sells and redeems Shares only in Creation Units.  The example illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the ETF.  The example assumes that the ETF provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

One Year:	Three Years:

$36	$163

This example should not be considered to represent actual expenses or performance from the past or for the future.

(1)  An investor purchasing or redeeming Creation Units of the ETF in-kind will generally pay the ETF a standard Transaction Fee of $500, though the fee may be higher if the investor does not create or redeem through the NSCC (as defined on page 7).  In addition, to the extent that the investor purchases or redeems wholly or partly in cash, the investor will be subject to a variable charge of up to 3% of the value of the cash (portion of the) transaction.  An investor buying or selling Shares of the ETF in the secondary market will pay a commission to his or her broker in an amount established by the broker.  All investors will pay the Net Annual Operating Expenses in the table above.

(2)  The ETF has adopted a Distribution and Service (12b-1) Plan pursuant to which the ETF may bear a 12b-1 fee not to exceed 0.25% per annum of the ETF’s average daily net assets.  However, no such fee is currently paid by the ETF, and the Board has not approved any payments for the current fiscal year.

(3)  Other Expenses are based on estimated amounts for the current fiscal year.

(4)  The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.35% of the ETF’s average net assets (“Expense Cap”).  The Expense Cap will remain in effect until at least January 31, 2011.  The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

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Creation Unit Transaction Fees and Redemption Transaction Fees

The ETF issues and redeems Shares at NAV only in Creation Unit blocks of 50,000 Shares.  Shares in less than Creation Units are not redeemable.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A standard Transaction Fee of $500 is charged for in-kind purchases and redemptions of Creation Units, regardless of the number of Creation Units acquired or redeemed.  A higher charge may be imposed on purchases and redemptions outside the enhanced clearing process of the National Securities Clearing Corporation (“NSCC”), and a variable fee will be imposed for cash transactions in an amount of up to 3% of the value of the cash (portion of the) transaction.  These Transaction Fees are not expenses of the ETF and do not impact the ETF’s expense ratio.

The value of a Creation Unit of the ETF, as of the date of this Prospectus, was approximately $2,500,000.  Investors holding Creation Units will also pay the Net Annual Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the ETF’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

One Year:	Three Years:

$9,953	$41,658

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GRAIL McDONNELL CORE TAXABLE BOND ETF

INVESTMENT OBJECTIVE

High level of current income and higher risk-adjusted returns relative to its benchmark.

PRINCIPAL INVESTMENT STRATEGIES

The ETF invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities.  The ETF will invest primarily in investment-grade securities, including securities issued by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and other asset-backed securities, and corporate and bank obligations, including commercial paper, corporate notes and bonds.  While the ETF may invest in securities of any maturity, under normal circumstances, the average duration of the portfolio is typically expected to range from three to six years.  Duration is a measure of the underlying portfolio’s price sensitivity to changes in interest rates.

McDonnell, as the ETF’s sub-adviser, employs a total return investment strategy which emphasizes sector and security selection and yield curve positioning.  Sector and security decisions are reached through robust fundamental credit analysis as well as an assessment that incorporates the sector and security’s credit momentum.  The total return strategy places a limited dependence on adjusting the portfolio in anticipation of a change in the level of interest rates.

The ETF invests primarily in investment grade securities, which are securities rated in one of the top four credit quality categories by at least one nationally recognized statistical rating organization rating that security (a “rating agency”).  The ETF may invest up to 20% of its net assets in high yield securities or below investment-grade securities rated BB+ (or comparable) or below by a rating agency or, if unrated, determined by McDonnell to be of comparable quality.

The ETF may invest without limit in securities issued by the U.S. Government, its agencies and instrumentalities, up to 90% of its assets in mortgage-backed and other asset-backed securities, and up to 80% of its assets in corporate bonds.  In addition, the ETF may invest up to 30% of its assets in municipal securities.  The ETF may only invest in U.S. dollar-denominated securities.  It may also invest in securities of other investment companies, including other ETFs and money market funds.

The ETF may invest in derivative instruments, such as futures and interest rate, total return and credit default swaps.  Investments in derivatives must be consistent with the ETF’s investment objective and may only be used to manage risk and not to enhance leverage.  Use of certain derivative instruments may give rise to taxable income.

Unless otherwise stated, all percentage limitations on ETF investments apply at the time of investment.  Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term

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obligations.  To the extent the ETF invokes this strategy, its ability to achieve its investment objective may be affected adversely.

PRINCIPAL RISKS

The ETF is subject to a number of risks that may affect the value of its shares, including:

Acquired Fund Risk

Credit Risk

Derivatives Risk

ETF Risk

Foreign Investing Risk

Interest Rate Risk

Liquidity Risk

Management Risk

Market Risk

Mortgage-Related and Other Asset-Backed Securities Risk

Municipal Securities Risk

Non-Investment Grade Securities Risk

Prepayment Risk

Temporary Defensive Position Risk

Trading Risk

See “Description of Principal Risks” on pages 12 to 16 for a discussion of each of these risks.

ETF PERFORMANCE

Because the ETF has only recently begun operations, performance information is not yet available.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the ETF.  Transaction costs incurred by the ETF for buying and selling securities are not reflected in the table.  An investor buying or selling Shares of the ETF in the secondary market will not pay the transaction fees described in note 1, but would pay a commission to his or her broker in an amount established by the broker.  Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees (fees paid directly by Authorized Participants)
Sales Charge (load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies (1)
Annual Fund Operating Expenses (expenses that are deducted from ETF assets)
Management Fee:	0.30%
Distribution and/or service (12b-1) fees: (2)	0.00%
Other Expenses: (3)	0.28%
Total Annual Fund Operating Expenses:	0.58%
Less: Expense Reduction/Reimbursement: (4)	(0.23)%
Net Annual Operating Expenses: (4)	0.35%

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Example

The following example is intended to help retail investors compare the cost of investing in the ETF with the cost of investing in other funds.  The ETF sells and redeems Shares only in Creation Units.  The example illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the ETF.  The example assumes that the ETF provides a return of 5% a year and that operating expenses remain the same.  This example does not include the brokerage commissions that retail investors will pay to buy and sell Shares.  It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

One Year:	Three Years:

$36	$163

This example should not be considered to represent actual expenses or performance from the past or for the future.

(1)  An investor purchasing or redeeming Creation Units of the ETF in-kind will generally pay the ETF a standard Transaction Fee of $500.  In addition, to the extent that the investor purchases or redeems wholly or partly in cash, the investor will be subject to a variable charge of up to 3% of the cash (portion of the) transaction.  An investor buying or selling Shares of the ETF in the secondary market will pay a commission to his or her broker in an amount established by the broker.  All investors will pay the Net Annual Operating Expenses in the table above.

(2)  The ETF has adopted a Distribution and Service (12b-1) Plan pursuant to which the ETF may bear a 12b-1 fee not to exceed 0.25% per annum of the ETF’s average daily net assets.  However, no such fee is currently paid by the ETF, and the Board has not approved any payments for the current fiscal year.

(3)  Other Expenses are based on estimated amounts for the current fiscal year.

(4)  The Manager has contractually agreed to reduce its fees and/or reimburse ETF expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the ETF to 0.35% of the ETF’s average net assets (“Expense Cap”).  The Expense Cap will remain in effect until at least January 31, 2011.  The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

Creation Unit Transaction Fees and Redemption Transaction Fees

The ETF issues and redeems Shares at NAV only in Creation Unit blocks of 50,000 Shares.  Shares in less than Creation Units are not redeemable.  As a practical matter, only institutions or large investors purchase or redeem Creation Units.  A standard Transaction Fee of $500 is charged for in-kind purchases and redemptions of Creation Units, regardless of the number of Creation Units acquired or redeemed.  In addition, to the extent an investor purchases or redeems wholly or partly in cash, the investor will be subject to a variable charge in an amount of up to

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3% of the value of the cash (portion of the) transaction.  These Transactions Fees are not expenses of the ETF and do not impact the ETF’s expense ratio.

The value of a Creation Unit of the ETF, as of the date of this Prospectus, was approximately $2,500,000.  Investors holding Creation Units will also pay the Net Annual Operating Expenses described in the table above.  Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the ETF’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

One Year:	Three Years:

$9,953	$41,658

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DESCRIPTION OF PRINCIPAL RISKS

An investment in either of the ETFs entails risks.  The ETFs could lose money, or their performance could trail that of other investment alternatives.  The Manager or McDonnell cannot guarantee that the ETFs will achieve their objective(s).  It is important that investors closely review and understand these risks before making an investment in an ETF.  The table below provides the principal risks of investing in the ETFs.  Following the table, each risk is explained.

	Grail McDonnell Intermediate Municipal ETF	Grail McDonnell Core Taxable ETF
Acquired Fund Risk	X	X
Credit Risk	X	X
Derivatives Risk	X	X
ETF Risk	X	X
Foreign Investing Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Market Risk	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	X
Municipal Securities Risk	X	X
Non-Investment Grade Securities Risk	X	X
Prepayment Risk	X	X
Temporary Defensive Position Risk	X	X
Trading Risk	X	X

Acquired Fund Risk.  The ETF may invest in securities of other investment companies, including other ETFs, to the extent permitted by law and consistent with the ETF’s investment objective.  Like equity investments, these investments may go up or down in value.  An ETF will pay additional fees through its investments in other investment companies.  Shareholders will bear their proportionate share of the ETF’s expenses (including operating expenses and advisory fees), and also similar expenses of the acquired investment company, and the ETF’s returns could therefore be lower than if it had invested directly in the underlying securities.

Credit Risk.  Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the ETF a loss.  If an issuer’s financial health deteriorates, it may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its obligations, including making timely payment of interest and principal.  Although a downgrade of a bond’s credit ratings may not affect its price, a decline in credit quality may make bonds less attractive,

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thereby increasing the yield on the bond and driving down the price.  Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the ETF are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the ETF, including the periodic payment of interest or the payment of principal upon maturity.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities.  Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Further, rating agencies may also lose credibility or end coverage of a previously-rated security.  The ETF will not necessarily sell a security if its rating is reduced.  The ETF’s sub-adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.  The ETF may purchase unrated securities (which are not rated by a rating agency) if the sub-adviser determines that the security is of comparable quality to a rated security that the ETF may purchase.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the sub-adviser may not accurately evaluate the security’s comparative credit rating.

Derivatives Risk.  Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as a reference security, rate or index.  Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued.  For certain derivatives, it is possible to lose more than the amount invested in the derivative.  There can be no assurance that any strategy using derivatives will succeed.

The use of derivatives may give rise to a form of leverage.  To mitigate the risk from leverage, the ETF will, as required, segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk.  The use of derivatives may require the ETF to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.  Derivatives may cause the ETF to be more volatile because leverage embedded in a derivative may exaggerate the effect of the instrument.

Derivatives also are subject to market risk, liquidity risk, and credit and counterparty risk.  Counterparty risk is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its financial obligations to the ETF.  Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices that are designed to hedge or closely track.  The ETF’s Statement of Additional Information contains more information on the various derivatives the ETF may utilize.

ETF Risk.  The Shares may trade above or below their NAV.  The NAV of the ETF will generally fluctuate with changes in the market value of the ETF’s holdings.  The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange.  The trading price of Shares may deviate significantly from NAV during periods of market volatility.  The Manager cannot predict whether Shares will trade below, at or above their NAV.  Price differences may be due to the fact

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that supply and demand forces at work in the secondary trading market for Shares are closely related to, but not identical to, the same forces influencing the prices of the securities held by the ETF.  However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the ETF’s portfolio holdings are disclosed on a daily basis, large discounts or premiums to the NAV of Shares should not be sustained.

Foreign Investing Risk.  Foreign investing, including investments in U.S. registered and U.S. dollar denominated notes (i.e., Yankees), carries potential risks not associated with domestic investments.  Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) social, political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) less availability of information for an investment sub-adviser to determine a company’s financial condition.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates.  Generally, the value of debt securities falls as interest rates rise.  Specific fixed income securities differ in their sensitivities to changes in interest rates depending on their particular characteristics.  Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell.  During periods of market turbulence or low trading activity, in order to meet redemptions it may be necessary for the ETF to sell securities at prices or times that are disadvantageous to the ETF.  Additionally, the market for certain investments may be or become illiquid independent of any specific adverse changes in the conditions of a particular issuer.  To the extent the ETF uses derivatives or invests in lower-reated securities, it will tend to have increased exposure to liquidity risk.

The ETF may invest in unregistered securities, including Rule 144A securities, that are purchased directly from the issuer or in the secondary market and are subject to limitations on resale.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the ETF might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.

Management Risk.  Securities selected by the sub-adviser for the ETF may not perform to expectations.  This could result in the ETF’s underperformance compared to other funds with similar investment objectives.

Market Risk.  Market risk involves the possibility that the value of the ETF’s investments will decline, sometimes unpredictably or rapidly, due to drops in the securities markets generally or

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particular industries represented in the securities markets.  The prices of and the income generated by securities held by the ETF may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the ETF, general economic and market conditions, regional or global instability, and interest rate fluctuations.  Market turbulence in financial markets occurs from time to time at various levels, and can be extreme, resulting in reduced liquidity in credit and fixed income markets, which would likely have a negatively affect on many issuers worldwide and an adverse effect on the ETF.

Mortgage-Related and Other Asset-Backed Securities Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if the ETF holds mortgage-related securities, it may exhibit additional volatility.  In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may repay their mortgages sooner than expected.  This can reduce the ETF’s returns because the ETF may have to reinvest that money at the lower prevailing interest rates.  Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view the interest rate as too low for a longer-term investment.  An ETF’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk.  Municipal securities are subject to interest rate, credit and market risk.  The ETF’s investments in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities.  The ETF will be more sensitive to a particular adverse economic, business or political development if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation or utilities), industrial development bonds, or in bonds from issuers in a single state.

There is no guarantee that all of the ETF’s income from municipal securities will be exempt from federal or state income taxes.  Income from municipal bonds held by the ETF could be declared taxable due to unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.  Events occurring after the date of issuance of a municipal bond or after the ETF’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance.  Such a determination may cause a portion of prior distributions by the ETF to its shareholders to be taxable to those shareholders in the year of receipt.  Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Non-Investment Grade Securities Risk.  Below investment-grade securities, or “junk bonds,” are more likely to pose a credit risk, as the issuers of these securities are more likely to have problems making interest and principal payments than issuers of higher-rated securities.  Lower-

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rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities, and prices of these securities may be more sensitive to adverse economic downturns or individual corporate developments.  If the issuer of the securities defaults, the ETF may incur additional expenses to seek recovery.  The secondary market in which below investment-grade securities are traded may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading markets could adversely affect the price at which the ETF could sell a particular security, and could cause large fluctuations in the ETF’s NAV.  Adverse publicity and investor perceptions may decrease the value and liquidity of lower-rated securities.

Prepayment Risk.  If interest rates fall, it is possible that issuers of certain bonds will call, or prepay, their bonds before their maturity date.  If a call were exercised by the issuer during a period of declining interest rates, the ETF is likely to have to replace the called security with a lower yielding security.  If that were to happen, it would decrease the ETF’s net investment income.

Temporary Defensive Position Risk.  Under adverse market conditions, the ETF may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations.  A larger percentage of such investments could moderate an ETF’s investment results.  An ETF may not achieve its investment objective using this type of investing.

Trading Risk.  Although the Shares will be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained.  In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable.  Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF will continue to be met or will remain unchanged.

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ETF MANAGEMENT

Grail Advisors, LLC

The Manager, a majority-owned subsidiary of Grail Partners, LLC and investment adviser registered with the Securities and Exchange Commission (“SEC”), acts as each ETF’s investment manager.  The Manager is a Delaware limited liability company with its principal offices located at One Ferry Building, Suite 255, San Francisco, CA  94111.  The Manager is responsible for overseeing the management of the ETFs but does not oversee the day-to-day investment of the ETFs’ portfolios.  The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of McDonnell.  These services are provided under the terms of an Investment Management Agreement dated December 31, 2009 (“Investment Management Agreement”) between the Trust, on behalf of each ETF, and the Manager.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of the ETF’s average daily net assets.  From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase an ETF’s performance.  The Manager is responsible for compensating McDonnell out of the management fees it receives from each ETF.

ETF	Management Fee
Grail McDonnell Intermediate Municipal Bond ETF	0.30%
Grail McDonnell Core Taxable Bond ETF	0.30%

McDonnell Investment Management, LLC

McDonnell acts as sub-adviser of each ETF.  McDonnell is registered as an investment adviser with the SEC and is located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523.  McDonnell, a Delaware limited liability company, began operations in 2001, and it is 100% employee owned.  As of September 30, 2009, McDonnell had more than 80 employees and managed over 500 client relationships with over $13 billion in assets under management.  In addition to the services it provides the ETFs, McDonnell offers its advisory services to separate accounts for institutional and private clients, and sub-advised mutual funds.

McDonnell provides day-to-day portfolio management services to each ETF and has discretion to purchase and sell securities in accordance with the ETFs’ objectives, policies, and restrictions.

McDonnell has entered into an Investment Sub-Advisory Agreement between the Manager and McDonnell, dated December 31, 2009 (“McDonnell Subadvisory Agreement”), with respect to each ETF.  Pursuant to the McDonnell Subadvisory Agreement, McDonnell receives fees from the Manager to provide the services described above.  These fees are paid by the Manager out of

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the advisory fees it receives from an ETF; they are not separately paid by an ETF.  From time to time, McDonnell may waive all or a portion of its fee.

Portfolio Managers

The ETFs are managed by teams of investment professionals under the oversight of Michael Kamradt, McDonnell’s Chief Investment Officer.  Mr. Kamradt is Executive Managing Director and Chief Investment Officer of McDonnell.  He has over thirty years of investment industry experience.  Mr. Kamradt is responsible for overseeing the implementation of McDonnell’s investment strategies.  In this capacity, Mr. Kamradt is charged with coordinating all investment operations, including portfolio management and trading, relating to McDonnell’s assets under management.  From 1990 to October 2001, he served as Senior Vice President and Senior Portfolio Manager of the Separate Account Management group at Van Kampen Management Inc.  Prior to joining Van Kampen, he was a portfolio manager at J.P. Morgan.  He was also a Manager of the Risk Management Group at Continental Bank and the Chicago Board of Trade.  Mr. Kamradt received his B.S. Degree in Economics and Finance from Western Illinois University and his M.B.A. in Finance from the University of Chicago.

Generally, the teams’ portfolio managers are not assigned to specific portfolios, with each individual assigned to a particular fixed income sector and/or maturity range.  Rather, portfolio managers on each team perform all trading functions as well as risk management assessments, and work in an integrated fashion with McDonnell’s fixed income research analysts.  The members of the portfolio management teams are as follows:

Tax-Exempt Group:

Steve Wlodarski, CFA — Managing Director, Municipal Portfolio Management, has been responsible for the ETFs since 2009 and has been associated with McDonnell since 2001.

James Grabovac, CFA — Vice President, Senior Portfolio Manager, has been responsible for the ETFs since 2009 and has been associated with McDonnell since 2002.

Dawn Daggy-Mangerson — Vice President, Senior Portfolio Manager, has been responsible for the ETFs since 2009 and has been associated with McDonnell since 2006.  Prior to joining McDonnell, Ms. Daggy-Mangerson served as Managing Director and Fixed Income Portfolio Manager at ABN AMRO/Chicago Capital Management, beginning in 2000.

Lawrence Jones — Portfolio Manager, has been responsible for the ETFs since 2009 and has been associated with McDonnell since 2001.

Taxable Group:

Mark J. Giura — Managing Director, Taxable Portfolio Management, has been responsible for the ETFs since 2009 and has been associated with McDonnell since 2001.

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Dirk D. Davis — Vice President, Senior Portfolio Manager, has been responsible for the ETFs since 2009 and has been associated with McDonnell since 2001.

Thomas W. O’Connell — Vice President — Portfolio Manager, has been responsible for the ETFs since 2009 and has been associated with McDonnell since 2005.  Prior to joining McDonnell, Mr. O’Connell served as Vice President and Corporate Bond Trader for J.P. Morgan Securities.

The McDonnell Portfolio Managers’ Performance Information

The following tables contain performance information for McDonnell’s National 3-15 Year Municipal Performance Composite (the “Municipal Composite”) and McDonnell’s Core Taxable Bond Composite (the “Taxable Composite”).  The Composites represent composites of all fully discretionary, fee-paying accounts valued with minimum assets of $5 million managed by McDonnell with substantially similar objectives, policies, strategies and risks to those of the Grail McDonnell Intermediate Municipal Bond ETF (in the case of the Municipal Composite) or the Grail McDonnell Core Taxable Bond ETF (in the case of the Taxable Composite).

The performance information is limited and may not reflect performance in all economic cycles.  The accounts in the Composites were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as the ETFs, including those under the Investment Company Act of 1940, as amended (“Investment Company Act”), and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the accounts in the Composites.  Further, none of the accounts in the Composites have operated as an ETF, and different performance results for the ETFs are likely due to, among other things, anticipated differences between the cash positions of the ETFs and the accounts in the Composites.

The performance information below is presented after deduction of fees applicable to the accounts in the Composites, as described in the notes to the Composites, which vary from the ETFs’ estimated fees and expenses, as described in the ETFs’ fee tables (see “Fees and Expenses” above).

For the Municipal Composite, annual return data is presented for each full calendar year since the inception of the Composite in September 2005, and information for the current year is through September 30, 2009.  Average annual total returns are presented for the one-year and three-year periods through September 30, 2009, as well as the period from inception through September 30, 2009.  For the Taxable Composite, annual return data is presented for each full calendar year since the inception of the Composite in 1997, and information for the current year is through September 30, 2009.  Average annual total returns are presented for the one-year, three-year, five-year and ten-year periods through September 30, 2009, as well as the period from inception through September 30, 2009.

This performance information is not the historical performance of either ETF.  Past performance is no guarantee of future results, and the past performance of the Composites is not indicative of the future performance of either ETF.

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Municipal Composite:

Performance Results (as of 9/30/09)	1 Year	3 Years	Inception (09/05)
3-15 Year National Muni (Net of Fees)	12.82%	5.81%	4.93%
Barclays Capital 3-15 Muni Index	13.12%	5.81%	5.07%

Year End	2009*	2008	2007	2006
3-15Year National Municipal	9.91%	3.08%	4.98%	4.09%
BC 3-15 Municipal Index	9.96%	2.27%	4.46%	4.18%

* Year to Date as of 9/30/09

Notes:

The Composite consists of all fully discretionary, fee-paying accounts valued with minimum assets of $5 million managed in the National Three to Fifteen Year municipal fixed-income income style.  This style is composed of taxable client portfolios with target duration between 4.5 to 6.5 years and/or a laddered benchmark with exposure to longer maturity bonds (greater then 12 years).  As of September 30, 2009, the Composite consisted of 17 accounts, and Composite assets represented approximately 22.4% of total firm assets.  The Composite benchmark is the Barclays 3 to 15 Year National Municipal Bond Index, which is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.  To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch.  If only two of the three agencies rate the security, the lower rating is used to determine index eligibility.  If only one of the three agencies rates a security, the rating must be investment-grade.  They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives are excluded from the benchmark.  Effective maturity is limited from 2 years up to but not including 17 years.

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The Composite inception date is September 2005.  Results were calculated in U.S. dollars on a monthly basis using a time-weighted methodology.  Composites are asset-weighted using beginning-of-month market values.  Annual returns are derived from the geometric linking of monthly returns.   Accounts are removed from the Composite for greater than 20% cash flows.  The grace period for returning accounts to the Composite is the same as new accounts, following two full months of management.  Results reflect the reinvestment of dividends, interest and other earnings.

Net-of-fee results are calculated by taking the highest applicable advisory fee an institutional account would be charged based on the current applicable institutional fee schedule, 0.40%, and deducting one-twelfth of this annual fee from each monthly gross return.

Taxable Composite:

Performance Results (as of 9/30/09)	1 Year	3 Years	5 Years	10 Years	Inception (01/95)
Core Taxable Bond (Net of Fees)	11.96%	6.44%	5.03%	5.94%	6.76%
Barclays Capital Aggregate Index	10.56%	6.41%	5.13%	6.30%	6.90%

Annual Performance Results

Year End	2009*	2008	2007	2006	2005	2004	2003
Core Taxable Bond	9.60%	3.09%	6.66%	4.40%	2.42%	4.70%	4.43%
BC Aggregate Index	5.72%	5.24%	6.97%	4.33%	2.43%	4.34%	4.10%

Year End	2002	2001	2000	1999	1998	1997
Core Taxable Bond	9.13%	8.66%	11.04%	-0.59%	8.92%	10.15%
BC Aggregate Index	10.26%	8.44%	11.63%	-0.82%	8.69%	9.65%

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* Year to Date as of 9/30/09

Notes:

The Composite consists of all fully discretionary, fee-paying accounts valued with minimum assets of $5 million managed in a core aggregate fixed-income income style.  This style is investment grade and focuses on the active management of portfolio duration, structure, and sector mix against a broad market index.  As of September 30, 2009, the Composite consisted of 8 accounts, and Composite assets represented approximately 2.7% of total firm assets.  The portion of assets in the Composite as of September 30, 2009 representing a single asset class segment of a multiple asset class portfolio was approximately 37.5%.  The single asset class segments of a multiple asset class portfolio are structured and managed the same as a single strategy account.  Accounts in the Composite are not tax sensitive (i.e., do not invest in municipal bonds as a tax-advantaged investment).  Accounts in the Composite invest in U.S. dollar domestic securities with an opportunistic component (less than 20%) in BB rated taxable fixed income securities.  The Composite benchmark is the Barclays Aggregate Index, which represents securities that are SEC-registered, taxable, and dollar denominated.  The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Composite inception date is January 1995.  Results were calculated in U.S. dollars on a monthly basis using a time-weighted methodology.  Composites are asset-weighted using beginning-of-month market values.  Annual returns are derived from the geometric linking of monthly returns.

The Composite performance results for periods prior to October 31, 2001 reflect performance achieved by McDonnell’s investment team while employed by the fixed income separate account business of a different firm, which was acquired by McDonnell on October 31, 2001.  As a result of the acquisition, the investment team responsible for the performance of the accounts in the Composite prior to October 31, 2001 became employees of McDonnell and currently are responsible for the management of all bond strategies for the same accounts at McDonnell.  The investment team has used substantially the same investment discipline during the entire period of the performance results portrayed.

Net-of-fee results are calculated by taking the highest applicable advisory fee an institutional account would be charged based on the current applicable institutional fee schedule, 0.40%, and deducting one-twelfth of this annual fee from each monthly gross return.

The ETFs’ Statement of Additional Information provides additional information about the portfolio managers at McDonnell, including other accounts they manage, their ownership in the ETFs they manage, and their compensation.

Approval of Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and the McDonnell Subadvisory Agreement will be available in the ETFs’ first report to shareholders.

OTHER SERVICE PROVIDERS

ALPS Distributors, Inc. (“Distributor”), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Units for each ETF on an agency basis.  The Distributor does not maintain a secondary market in Shares.

The Bank of New York Mellon Corporation (“BNY Mellon”), One Wall Street, New York, New York 10286, is the administrator, fund accountant and transfer agent for the ETFs.

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BNY Mellon, One Wall Street, New York, New York 10286, is also the custodian for the ETFs.

K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006 serves as legal counsel to the ETFs.

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the ETFs’ independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the ETFs.

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BUYING AND SELLING ETF SHARES

Shares will be issued or redeemed by each ETF at NAV per Share only in Creation Units, which are likely to cost over a million dollars.  Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares.  It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the ETFs.  Thus, certain information in this Prospectus is not relevant to most retail investors.  For example, information about buying and redeeming Shares directly with the ETFs and about Transaction Fees imposed on such purchases and redemptions is not relevant to most retail investors.

Except when aggregated in Creation Units, Shares are not redeemable with the ETFs.  Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

Buying and Selling Shares on the Secondary Market

Most investors will buy and sell Shares in secondary market transactions through brokers and therefore, must have a brokerage account to buy and sell Shares.  Shares can be bought or sold throughout the trading day like shares of any publicly traded issuer.  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares.  The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares.  Unless imposed by your broker, there is no minimum dollar amount you must invest in an ETF and no minimum number of Shares you must buy.

The Shares will be listed on NYSE Arca, Inc. (the Exchange) under the following symbols:

ETF	Trading Symbol
Grail McDonnell Intermediate Municipal Bond ETF	GMMB
Grail McDonnell Core Taxable Bond ETF	GMTB

The Exchange is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling Shares on the Exchange or in the secondary markets, please contact your broker or dealer.

Book Entry.  Shares are held in book entry form, which means that no stock certificates are issued.  The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares of the ETFs and is recognized as the owner of all Shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of

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Shares.  Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants.  These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.  Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information.  Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the ETFs.

Share Trading Prices.  The trading prices of an ETF’s Shares may differ from the ETF’s daily NAV and can be affected by market forces of supply and demand for the ETF’s Shares, the prices of the ETF’s portfolio securities, economic conditions and other factors.

A market information provider intends to disseminate the approximate value of each ETF’s portfolio every fifteen seconds.  This approximate value should not be viewed as a “real-time” update of the NAV of an ETF because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day.  The ETFs are not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.

Buying Shares Directly from the ETFs

You can purchase Shares directly from the ETFs only in Creation Units or multiples thereof.  Though the current number of Shares in a Creation Unit is 50,000, it may, but is not expected to, change over time.  The ETFs will not issue fractional Creation Units.  The ETFs reserve the right to reject any purchase request at any time, for any reason, and without notice.  The ETFs can stop selling Shares or postpone payment of redemption proceeds at times when the Exchange is closed or under any emergency circumstances as determined by the SEC.

Creation Units may be purchased in exchange for a “Fund Deposit.”  A Fund Deposit consists of (i) a basket of securities - known as the In-Kind Creation Basket - and a Balancing Amount, as described below, (ii) a basket of certain in-kind securities and cash (“Partial Cash Value,” and together with the in-kind basket, an “In-Kind/Cash Basket”) or (iii) all cash (the “Cash Value”).  In all instances the value of the Fund Deposit will be equal to the value of the Creation Unit.

To purchase Shares directly from an ETF, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant.  An “Authorized Participant” is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor.  The Distributor will provide a list of Authorized Participants upon request.  Authorized Participants may purchase Creation Units of Shares, and sell individual Shares on the Exchange.  See “Continuous Offering” below.

In-Kind Creation Basket.  On each business day, prior to the opening of trading on the Exchange, BNY Mellon will post on the NSCC bulletin board the In-Kind Creation Basket for each ETF for that day.  The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to an ETF for such a Creation Unit purchase.  Each ETF reserves the right to accept a nonconforming or “custom” In-Kind Creation Basket.

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Balancing Amount and Cash Component.  In addition to the In-Kind Creation Basket, a purchaser will typically pay to the ETF a “Balancing Amount” equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket.  The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.  BNY Mellon will publish, on a daily basis, information about the previous day’s Balancing Amount.  With respect to Fund Deposits of an In-Kind Creation Basket, the Balancing Amount and the Transaction Fee may be referred to collectively as the “Cash Component.”

In-Kind/Cash Basket.  In lieu of depositing the In-Kind Creation Basket and Balancing Amount, the purchaser of a Creation Unit may make a Fund Deposit of an In-Kind/Cash Basket.  The cash portion of such a Fund Deposit is known as the Partial Cash Value and will be subject to a variable charge, as explained below.  With respect to Fund Deposits of In-Kind/Cash Baskets, the Partial Cash Value and the Transaction Fee may be referred to collectively as the Cash Component.

Cash Value.  In lieu of depositing the In-Kind Creation Basket and Balancing Amount or an In-Kind/Cash Basket, a Fund Deposit may consist solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value.  Any such purchases will be subject to a variable charge, as explained below.  BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit.  With respect to any Fund Deposit of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Placement of Purchase Orders.  All purchase orders must be placed by or through an Authorized Participant.  Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC.  Authorized Participants that do not use the NSCC’s enhanced clearing process for Fund Deposits of In-Kind Creation Baskets of the Grail McDonnell Intermediate Municipal Bond ETF may be charged a higher transaction fee (discussed below).  Fund Deposits of In-Kind Creation Baskets generally must be received by the Distributor prior to the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) and Fund Deposits of In-Kind/Cash Baskets and Cash Values generally must be received two hours prior (with respect to each, the “Order Cut-Off Time”) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order to receive the NAV determined on that day.  On days when the NYSE or the bond markets close earlier than normal (for example, the day before a holiday), the ETF may require purchase orders to be placed earlier in the day.

Transaction Fees on Purchases of Creation Units.  Each ETF imposes a “Transaction Fee” on purchases of Creation Units to be paid by the purchaser in cash.  The Transaction Fee is paid to the relevant ETF.  The fee protects existing shareholders of an ETF from the costs associated with issuing Creation Units.

The Transaction Fees applied to purchases of the ETFs include two components — a standard fee and a variable charge:

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	Transaction Fees
ETF	Standard Transaction Fee		Variable Charge
Grail McDonnell Intermediate Municipal Bond ETF	$500	*	Up to 3.0%
Grail McDonnell Core Taxable Bond ETF	$500		Up to 3.0%

*  The Transaction Fee may be higher for transactions outside NSCC’s enhanced clearing process.

With respect to creations involving the in-kind deposit of securities with an ETF through the NSCC’s enhanced clearing process, a flat (or standard) Transaction Fee applies, regardless of the number of Creation Units purchased on a business day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  With respect to creations involving the in-kind deposit of securities with an ETF “outside” the NSCC’s enhanced clearing process, a higher standard transaction fee may be imposed on each Creation Unit purchase of the Grail McDonnell Intermediate Municipal Bond ETF.

The Transaction Fees imposed in creation transactions of both ETFs involving an In-Kind/Cash Basket, including a Partial Cash Value, will also include a variable charge of up to 3% of the Partial Cash Value.  Similarly, the Transaction Fees imposed in creation transactions of the ETFs involving a Cash Value will include a variable charge of up to 3% of the Cash Value.  Investors who, directly or indirectly, use the services of a broker or other such intermediary to compile the securities in the In-Kind Creation Basket or In-Kind/Cash Basket may pay additional fees for these services.

Redeeming Shares Directly From an ETF

You may redeem Shares of the ETFs only in Creation Units or multiples thereof.  To redeem Shares directly with an ETF, you must be an Authorized Participant or you must redeem through an Authorized Participant.

Creation Units generally may be redeemed in exchange for a “Fund Redemption.”  A Fund Redemption consists of (i) a basket of securities — known as the In-Kind Redemption Basket — and Balancing Amount, (ii) a basket of in-kind securities and Partial Cash Value or (iii) a Cash Value, in all instances equal to the value of a Creation Unit.

In-Kind Redemption Basket.  If different from the In-Kind Creation Basket, the composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board; otherwise, the In-Kind Creation Basket posted may be assumed to be the In-Kind Redemption Basket, too.  An ETF may honor a redemption request with a nonconforming or “custom” In-Kind Redemption Basket.

Balancing Amount and Cash Component.  In addition to the In-Kind Redemption Basket, a redeeming investor will receive from (or pay to) the ETF a Balancing Amount in cash, depending on whether the NAV of a Creation Unit is higher (or

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lower) than the value of the securities in the In-Kind Redemption Basket.  If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee.  The Balancing Amount and the Transaction Fee may be referred to collectively as the Cash Component.

In-Kind/Cash Basket.  In lieu of receiving the In-Kind Redemption Basket and Balancing Amount as a Fund Redemption, the redeemer of a Creation Unit may instead elect to receive an In-Kind/Cash Basket.  The cash portion is known as the Partial Cash Value and will be subject to a variable charge, as explained above.  With respect to Fund Redemptions consisting of an In-Kind/Cash Basket, the Partial Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Cash Value.  In lieu of the In-Kind Redemption Basket and a Balancing Amount or an In-Kind/Cash Basket, Creation Units may be redeemed for a Fund Redemption consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value.  Such redemptions will be subject to a variable charge, as explained above.  BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit.  With respect to any Fund Redemption consisting of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Placement of Redemption Orders.  As with purchases, redemptions must be placed by or through an Authorized Participant and processed through DTC or the enhanced NSCC process.  A redemption order is deemed received on the date of transmittal if it is received by the Distributor prior to the Order Cut-Off Time on that date, unless the NYSE or the bond markets close early that day in which case the ETF may require redemption orders to be received earlier in the day, and if all other procedures set forth in the Participant Agreement are followed.

Transaction Fees on Redemptions of Creation Units.  The ETFs impose a Transaction Fee on redemptions of Creation Units to be paid by the redeeming investor in cash.  The Transaction Fee is paid to the ETF.  The fee protects existing shareholders of the ETF from the costs associated with redeeming Creation Units.  The amount of the Transaction Fees on redemptions effected through the NSCC and DTC, are the same as those applied to creations.  (See Transaction Fees on Purchases of Creation Units, page 25).

Legal Restrictions on Transactions in Certain Securities.  An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the ETF’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the In-Kind Creation Basket applicable to the purchase of a Creation Unit.

Creations and redemptions of Shares will be subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“Securities Act”).  The ETFs (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an

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investor could not lawfully purchase or an ETF could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the ETF invests.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an In-Kind Redemption Basket may be paid an equivalent amount of cash.  An Authorized Participant that is not a qualified institutional buyer (QIB) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Continuous Offering.  You should be aware of certain legal risks unique to investors purchasing Creation Units directly from an ETF.  Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time.  Certain activities that you perform with respect to the sale of Shares could, depending on the circumstances, result in your being deemed to be a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act.  For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing ETF, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares.  Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus.  This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act.  As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.  For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

ACTIVE INVESTORS AND MARKET TIMING

The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the ETFs’ Shares because investors primarily transact in ETF Shares on the secondary market.  Frequent trading of Shares on the secondary market does not disrupt portfolio management, increase an ETF’s trading costs, lead to realization of capital gains or otherwise harm ETF shareholders because these trades do not involve the issuance or redemption of ETF Shares.

The ETFs sell and redeem their Shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Authorized Participant and the Distributor.  With respect to

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such trades directly with the ETFs, to the extent effected in-kind (i.e., for securities), they do not cause the harmful effects that may result from frequent cash trades.

The Board recognized that to the extent that the ETFs allow or require trades to be effected in whole or in part in cash, those trades could result in dilution to an ETF and increased transaction costs, which could negatively impact an ETF’s ability to achieve its investment objective.  The Board also recognized, however, that direct trading by Authorized Participants is critical to ensuring that the ETFs’ Shares trade at or close to NAV.  Further, the ETFs may employ fair valuation pricing to minimize the potential for dilution from market timing.  Moreover, each ETF imposes Transaction Fees on purchases and redemptions of ETF Shares, which increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that an ETF’s costs increase in those circumstances.  Each ETF reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

DISTRIBUTION AND SERVICE PLAN

Each ETF has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act.  Under the Plan, an ETF is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”).  If a Service Provider provides such services, an ETF may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act.  In addition, if the payment of management fees by the ETF is deemed to be indirect financing by the ETF of the distribution of Shares, such payment is authorized by the Plan.

No distribution or service fees are currently paid by any ETF, however, and there are no current plans to impose these fees.  In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in an ETF.

NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time , however, U.S. fixed income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that an early closing time is announced.

Each ETF calculates its NAV per Share by:

•                                          Taking the current market value of its total assets,

•                                          Subtracting any liabilities, and

•                                          Dividing that amount by the total number of Shares owned by shareholders.

If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV.  Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.

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When calculating the NAV of an ETF’s Shares, expenses are accrued and applied daily and stocks held by the ETF are valued at their market value when reliable market quotations are readily available.  Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded.  Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a third-party independent pricing service using the mean between the bid and ask price.  Prices obtained from independent pricing services use various observable inputs including but not limited to pricing formulas, such as dividend discount models, option valuation formulas and discounted cash flow models that might be applicable.  In some cases, the price of debt securities is determined using quotes obtained from brokers.  Certain short-term debt instruments used to manage an ETF’s cash are valued on the basis of amortized cost.  Exchange-traded derivatives are valued at the last sale price on the exchange.  The values of any foreign securities held by an ETF are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value as determined in good faith using methods approved by the Board.  An ETF may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the ETF’s pricing time but after the close of the primary markets or exchanges on which the security is traded.  Intervening events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change), or global.  Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.  Fair-value pricing also may be used for domestic securities — for example, if (1) trading in a security is halted and does not resume before the ETF’s pricing time or if a security does not trade in the course of a day, and (2) the ETF holds enough of the security that its price could affect the ETF’s NAV.

Fair-value prices are determined by the Valuation Committee, composed of representatives of Grail and McDonnell, according to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by the ETF to calculate its NAV may differ from quoted or published prices for the same securities.

ETF WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the ETFs at www.grailadvisors.com.  Among other things, this website includes this Prospectus and the Statement of Additional Information, and will include the ETFs’ holdings, the ETFs’ last annual and semi-annual reports (when available), pricing information about Shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

The ETFs publicly disseminate their full portfolio holdings each day the ETF is open for business through its website at www.grailadvisors.com.  In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify, respectively, the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the opening of trading on the Exchange via the NSCC.

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PORTFOLIO TURNOVER

In contrast to certain ETFs that seek to replicate the performance of a specified index, the ETFs are actively-managed and may trade securities actively.  Portfolio turnover may result in transaction costs, including brokerage commissions and generate relatively higher capital gains to an ETF than commonly associated with index-based ETFs.  However, the ETFs expect to have an annual portfolio turnover rate of less than 100% and the ETFs will impose Transaction Fees, which should offset brokerage costs.  Shareholders should consult their own tax adviser for individual tax advice.

SECTION 12(d)(1) INFORMATION

The Trust and the ETFs are part of the Grail Advisors Actively Managed ETFs family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the Investment Company Act.

For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by an exemptive order of the SEC.  The SEC has granted the Trust such an order to permit registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.  Accordingly, registered investment companies that wish to rely on the order must first enter into such a written agreement with the Trust and should contact the Trust to do so.

DIVIDENDS, DISTRIBUTIONS AND TAXES

ETF Distributions

Each ETF pays out dividends from its net investment income to shareholders monthly.  Each ETF distributes its net capital gains, if any, annually.  Each ETF typically earns income dividends from its investments.  These amounts, net of expenses, are passed along to ETF shareholders as “income dividend distributions.”  Each ETF realizes capital gains or losses whenever it sells securities.  Net long-term capital gains are distributed to shareholders as “capital gains distributions.”

You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Brokers may make available to their customers who own Shares the DTC book-entry dividend reinvestment service.  To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.  Brokers may require ETF shareholders to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be

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automatically reinvested in additional whole Shares of the same ETF purchased in the secondary market.  Without this service, investors would receive their distributions in cash.

Taxes

As with any investment, you should consider how your investment in Shares of an ETF will be taxed.  The tax information in this Prospectus is provided as general information.  You should consult your own tax professional about the tax consequences of an investment in Shares of an ETF.

ETF distributions and your sale of your Shares in an ETF will have tax consequences to you.  Such consequences may not apply if you hold your Shares through a tax-exempt entity or tax-deferred retirement account, such as an IRA.

Taxes on Distributions

Distributions of an ETF’s “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to the extent of the ETF’s current or accumulated earnings and profits.

Dividends paid by the Grail McDonnell Intermediate Municipal Bond ETF that are properly designated as exempt-interest dividends will not be subject to federal income tax.  The Grail McDonnell Intermediate Municipal Bond ETF intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (although interest paid on municipal securities may be subject to the alternative minimum tax in the hands of corporate shareholders).  Depending on your state of residence, exempt-interest dividends from interest earned on municipal securities of your state of residence or its political subdivisions may be exempt from income tax in that state, but income from municipal securities of other states generally will not qualify for tax-free treatment.

Distributions of an ETF’s net capital gains (which are net long-term capital gains in excess of net short-term capital losses) properly designated by the ETF as “capital gain dividends” will be taxable to you as long-term capital gains at a maximum rate of 15% (20% after 2010) in the case of individuals, trusts or estates, regardless of your holding period in an ETF’s Shares and regardless of whether paid in cash or reinvested in additional Shares.  Distributions in excess of an ETF’s earnings and profits first will reduce your adjusted tax basis in ETF Shares and, after the adjusted basis is reduced to zero, will constitute capital gains.  Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, and 20% thereafter, if the distributions are attributable to Shares held by you for more than one year.

Under a dividend reinvestment service, you may have the option that all cash distributions are automatically reinvested in additional ETF Shares.  Any distributions reinvested under such a service will nevertheless be taxable to you.  You will have an adjusted basis in the additional Shares purchased through such a reinvestment service equal to the amount of the reinvested distribution.  The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to your account.

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If you lend your Grail McDonnell Intermediate Municipal Bond ETF Shares pursuant to securities lending or similar arrangements, you may lose the ability to treat the ETF dividends (paid while the Shares are held by the borrower) as tax-exempt income.  Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of the ETF will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from the Grail McDonnell Intermediate Municipal Bond ETF are taken into account in determining the taxable portion of any Social Security or railroad retirement benefit that you receive.

A distribution will reduce the ETF’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.  Any market discount recognized by an ETF on a bond is taxable as ordinary income.  A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount.  Absent an election by the ETF to include the market discount in income as it accrues, gain on the ETF’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In general, non-exempt distributions are subject to federal income tax for the year when they are paid.  However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

You may be subject to Federal back-up withholding, at a current rate of 28%, if you have not provided a taxpayer identification number or social security number and made other required certifications.

You may also be subject to state and local taxes on distributions, sales and redemptions.

Taxes When Shares are Sold

Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares.  Any gain arising from such sale or disposition generally will be treated as long-term capital gain if you held the Shares for more than one year.  Otherwise, it would be classified as short-term capital gain.  However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.  In addition, any capital loss arising from the sale or disposition of Grail McDonnell Intermediate Municipal Bond ETF Shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to such Shares.  All or a portion of any loss recognized upon a disposition of Shares may be disallowed under “wash sale” rules if other Shares of the same ETF are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.  If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid.  A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Component.  The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.  Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future.  Shareholders such as non-resident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.  More information about taxes is in the ETFs’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The ETFs are newly organized and therefore have not yet had any operations as of the date of this Prospectus.

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GRAIL ADVISORS ACTIVELY MANAGED ETFS

If you would like more information about the ETFs and the Trust, the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the ETFs will be in their annual and semi-annual reports to shareholders, when available.  The annual report will explain the market conditions and investment strategies affecting each ETF’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated December 31, 2009, which contains more details about the ETFs, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the Statement of Additional Information, or to request additional information about the ETFs, please contact us as follows:

Call: 1-415-677-5870

Write: Grail Advisors ETF Trust

c/o Grail Advisors, LLC

One Ferry Building, Suite 255

San Francisco, CA 94111

Visit: www.grailadvisors.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

Information about the ETFs, including their reports and the Statement of Additional Information, has been filed with the SEC.  It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov).  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

Investment Company Act File No. 811-22154.

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STATEMENT OF ADDITIONAL INFORMATION

GRAIL ADVISORS ETF TRUST

Grail McDonnell Intermediate Municipal Bond ETF (GMMB)

Grail McDonnell Core Taxable Bond ETF (GMTB)

ONE FERRY BUILDING, SUITE 255, SAN FRANCISCO, CA 94111

PHONE: 1-415-677-5870

December 31, 2009

This SAI describes the Grail Advisors ETF Trust, which was formed on December 7, 2007.  The Trust is an open-end registered management investment company under the Investment Company Act, and is currently comprised of eight ETFs.  Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF are discussed in this SAI.  RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF and RP Financials ETF are discussed in a separate Prospectus and Statement of Additional Information, each dated September 10, 2009.  Grail American Beacon Large Cap Value ETF and Grail American Beacon International Equity ETF are discussed in a separate Prospectus and Statement of Additional Information, each dated May 1, 2009.

Shares of the ETFs are neither guaranteed nor insured by the U.S. Government.

This SAI, dated December 31, 2009 is not a prospectus.  It should be read in conjunction with the ETFs’ Prospectus, dated December 31, 2009, which incorporates this SAI by reference.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling 1-415-677-5870 or visiting www.grailadvisors.com.  An annual report for the ETFs will be available in the same manner once the ETFs have completed their first annual period.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.  The SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the NSCC or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the ETF’s Creation Units.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) is identical to the NAV of the Creation Unit.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 50,000 Shares that each ETF issues and redeems on a continuous basis at NAV.  Shares will not be issued or redeemed except in Creation Units.

“Distributor” means ALPS Distributors, Inc.

“DTC” means the Depository Trust Company.

“ETF” means a series of the Trust discussed in this SAI: Grail McDonnell Intermediate Municipal Bond ETF and Grail McDonnell Core Taxable Bond ETF.

“Exchange” means the NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund Deposit” means the cash or in-kind securities deposited in connection with the purchase of a Creation Unit of an ETF.

“Fund Redemption” means the cash or in-kind securities received in connection with the redemption of a Creation Unit of an ETF.

“IIV” means an approximate per-Share value of an ETF’s portfolio, disseminated every fifteen seconds throughout the trading day by a market information provider, known as the Intraday Indicative Value.

“In-Kind Creation Basket” means the basket of securities specified by the ETF to be deposited with it in connection with the purchase of Creation Units, including the name and number of shares of each security to be contributed.

“In-Kind Redemption Basket” means the basket of securities specified by the ETF to be received in connection with the redemption of Creation Units.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Manager” means Grail Advisors, LLC.

“McDonnell” means McDonnell Investment Management, LLC.

“NAV” means the net asset value of an ETF.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the ETFs’ prospectus, dated December 31, 2009, as amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, as amended and supplemented from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Shares” means the shares of an ETF.

“Transaction Fees” are fees imposed to compensate the Trust for costs incurred in connection with transactions for Creation Units.  The Transaction Fee is comprised of a flat (or standard) fee and a variable fee.  For each ETF, the standard fee will generally be $500, though a higher fee may be imposed in connection with Creation Unit transactions of the Grail McDonnell Intermediate Municipal Bond ETF effected outside of the enhanced NSCC clearing process.  In addition, with respect to Creation Unit transactions composed wholly or partially of cash, the Transaction Fee will include a variable charge of up to 3% of the cash (portion of the) transaction.

“Trust” means the Grail Advisors ETF Trust, a Delaware statutory trust.

TRUST AND ETFS OVERVIEW

The Trust is a Delaware statutory trust formed on December 7, 2007 and an open-end registered management investment company comprised of eight ETFs: Grail McDonnell Intermediate Municipal Bond ETF, Grail McDonnell Core Taxable Bond ETF, RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF, RP Financials ETF, Grail American Beacon Large Cap Value ETF and Grail American Beacon International Equity ETF.  RP Growth ETF, RP Focused Large Cap Growth ETF, RP Technology ETF and RP Financials ETF are discussed in a separate Prospectus and Statement of Additional Information, each dated December 31, 2009.  Grail American Beacon Large Cap Value ETF and Grail American Beacon International Equity ETF are discussed in a separate Prospectus and Statement of Additional Information, each dated May 1, 2009.  As of the date of this SAI, Grail American Beacon International Equity ETF has not been opened for investment.  Each of the ETFs, with the exception of RP Focused Large Cap Growth ETF, is a diversified, actively managed exchange-traded fund.  RP Focused Large Cap

Growth ETF is a non-diversified, actively-managed exchange-traded fund.  Other ETFs may be added to the Trust in the future.  The offering of the Shares is registered under the 1933 Act.

Each ETF offers and issues Shares at NAV only in aggregations of a specified number of Shares, in exchange for cash or a basket of securities together with the deposit of a specified cash payment.  Shares of each ETF will be listed and traded on the Exchange.  Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities.  Rather, each ETF issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares.  Further, under certain circumstances, such as in the event of the liquidation of an ETF, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed.  Such fees will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities.  Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from an ETF and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit.  Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the ETFs are “actively managed” and do not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of each ETF will be listed and traded on the Exchange.  Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV or IIV, including because such prices may be affected by market forces (such as supply and demand for Shares).  As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges.  Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each ETF will continue to be met.  The Exchange may, but is not required to, remove the Shares of an ETF from listing if: (i) following the initial 12-month period beginning at the commencement of trading of an ETF, there are fewer than 50 beneficial owners of the Shares of the ETF for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove the Shares of an ETF from listing and trading upon termination of an ETF.

The ETFs are not sponsored, endorsed, sold or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the ETFs or any member of the public regarding the advisability of investing in securities generally or in the ETFs particularly or the ability of the ETFs to achieve their objectives.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the ETFs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the ETFs’ portfolio securities.  Under the policy, portfolio holdings of the ETFs, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting and news services, including the website www.grailadvisors.com.  In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Balancing Amount (and if different, the In-Kind Redemption Basket and Cash Redemption Amount), is publicly disseminated prior to the opening of the Exchange via the NSCC.

INTRADAY INDICATIVE VALUE

The IIV is an approximate per-Share value of an ETF’s portfolio holdings, which is disseminated every fifteen seconds throughout the trading day by a market information provider.  The IIV is based on the current per Share market value of the ETF’s In-Kind Creation Basket and Balancing Amount.  The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the ETF at a particular point in time.  The IIV should not be viewed as a “real-time” update of the NAV of the ETF because the approximate value may not be calculated in the same manner as the NAV.  The ETFs are not involved in, or responsible for, the calculation or dissemination of the IIV and make no warranty as to the accuracy of the IIV.

INVESTMENT POLICIES AND RESTRICTIONS

Pursuant to the investment policies enumerated in this section, which may be changed with respect to an ETF only by a vote of the holders of a majority of the ETF’s outstanding voting securities, except as noted below, no ETF may:

1.  Purchase or sell real estate limited partnership interests, provided, however, that an ETF may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2.  Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent an ETF from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.  Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, an ETF may be deemed an underwriter under federal securities law.

4.  Lend any security or make any other loan except: (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of debt securities in accordance with an ETF’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5.  Issue any senior security except as otherwise permitted: (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.  Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including: (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.  Regarding diversification, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of an ETF’s total assets.

8.  Regarding concentration, invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

The following non-fundamental investment restrictions apply to each ETF and may be changed with respect to an ETF by a vote of a majority of the Board.

No ETF may:

1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2. Purchase securities on margin or effect short sales, except that an ETF may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of an ETF’s investments will not constitute a violation of such limitation.  Thus, an ETF may continue to hold a security even though it causes the ETF to exceed a percentage limitation because of fluctuation in the value of the ETF’s assets, except that any borrowing by an ETF that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder.

For purposes of determining concentration in the securities of companies primarily engaged in any one industry or group of industries, the ETFs intend to use the Standard Industrial Classifications Code (SIC) list.  Also, for purposes of the concentration restriction, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to an ETF’s concentration limitation, by virtue of the exclusion from that test available to all U.S. Government securities.  Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to an ETF’s industry concentration restriction.

For purposes of the diversification restriction, each state and each separate subdivision, agency, authority or instrumentality of such state, and each guarantor, if any, are treated as separate issuers of municipal securities.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The investment objective and principal strategies of, and risks of investing in, each ETF are described in the Prospectus.  Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of an ETF may be changed without shareholder approval.

Credit Quality Standards:  When investing in fixed income securities, the ETFs maintain the following credit quality standards, which apply at the time of investment:

For securities that carry a rating assigned by a nationally recognized statistical rating organization (“rating agency”), the sub-adviser will use the highest rating assigned by the rating agency to determine a security’s credit rating.  Commercial paper must be rated at least “A-1” or equivalent by a rating agency.  Corporate debt obligations, mortgage-backed and other asset-backed securities and municipal securities bonds must be rated at least “B-”or equivalent by a rating agency.  For securities that are not rated by a rating agency, McDonnell’s internal credit rating will apply and be subject to the equivalent rating minimums described here.

Dollar Rolls, Delayed Delivery Transactions and When Issued or Forward Commitment Securities

The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield.  The price of delayed delivery transactions, including when-issued securities, is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities takes place at a later date, normally one to two months after the date of purchase.  During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser.  Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.  A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction.  Dollar rolls are a type of forward commitment transaction.  Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction.  As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices.  Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.  When purchasing securities on a when-issued or forward commitment basis, a segregated or “earmarked” account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

To Be Announced Securities (“TBAs”)

As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date.  However, the seller does not specify the particular securities to be delivered.  Instead, the ETF agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the ETF and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages.  The seller would not identify the specific underlying mortgages until it issues the security.  TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the ETF.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer.  Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Mortgage-Related and Other Asset-Backed Securities

The ETFs may invest in mortgage- or other asset-backed securities.  Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  Some of these securities are described in greater detail below.  The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  Early repayment of principal on some mortgage-related securities may expose the ETF to a lower rate of return upon reinvestment of principal.  When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.  If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase.  The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of an ETF’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government.  FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship.  However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act.  Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.  Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an ETF’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  An ETF may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, its sub-adviser determines that the securities meet the ETF’s quality standards.  Securities issued by certain private organizations may not be readily marketable.  An ETF will not purchase mortgage-related securities or any other assets which in its sub-adviser’s opinion are illiquid if, as a result, more than 15% of the value of the ETF’s net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to an ETF’s industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (SMBS).  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act.  CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to an ETF’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals.  Acquiring ARMBSs permits an ETF to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based.  Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an ETF can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, an ETF, when holding an ARMBS, does not benefit from further increases in interest rates.  Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities.  In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an ETF’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated pre-payments of principal, an ETF may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations.  An ETF may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an ETF invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by an ETF as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an ETF may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities.  Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables.  ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.  ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral.  The credit quality of an ABS transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with an ETF’s investment objectives and policies, the sub-adviser also may invest in other types of asset-backed securities.

Derivatives

In pursuing their individual objectives, the ETFs may, to the extent permitted by their investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or to seek to replicate the composition and performance of a particular index, except that an ETF does not intend to enter into transactions involving currency futures or options.  An ETF also may enter into swap agreements with respect to interest rates and indexes of securities.  An ETF may invest in structured notes.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, an ETF also may use those instruments, provided that their use is consistent with the ETF’s investment objective.

The value of some derivative instruments in which an ETF invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the ETF, the ability of the ETF to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly.  If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, an ETF could be exposed to the risk of loss.

An ETF might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.  If the sub-adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for an ETF, the ETF might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of an ETF to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because an ETF is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of an ETF to close out or to liquidate its derivatives positions.  In addition, an ETF’s use of such instruments may cause the ETF to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes.  An ETF may, to the extent specified in this SAI or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

An ETF will write call options and put options only if they are “covered.”  In the case of a call option on a security, the option is “covered” if an ETF owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the sub-adviser in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the ETF.  For a call option on an index, the option is covered if an ETF maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index.  A call option is also covered if an ETF holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the ETF in segregated or “earmarked” assets.  A put option on a security or an index is “covered” if an ETF segregates or “earmarks” assets equal to the exercise price.  A put option is also covered if an ETF holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the ETF in segregated or “earmarked” assets.

If an option written by an ETF expires unexercised, the ETF realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by an ETF expires unexercised, the ETF realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when an ETF desires.

An ETF may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.  An ETF will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the ETF will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, an ETF will realize a capital gain or, if it is less, the ETF will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by an ETF is an asset of the ETF.  The premium received for an option written by an ETF is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

An ETF may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet an ETF’s immediate obligations.  An ETF may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, an ETF will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by an ETF is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), an ETF will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when an ETF seeks to close out an option position.  If an ETF were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If an ETF were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, an ETF forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by an ETF, the ETF would not be able to close out the option.  If restrictions on exercise were imposed, an ETF might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by an ETF is covered by an option on the same index purchased by the ETF, movements in the index may result in a loss to the ETF; however, such losses may be mitigated by changes in the value of the ETF’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An ETF may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates and security indexes.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments.

An ETF may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the CFTC on behalf of an ETF, neither the Trust nor the ETF is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act, and they are not subject to registration or regulation as such under the Commodity Exchange Act.

Limitations on Use of Futures and Futures Options.  An ETF will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by an ETF, the ETF is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the ETF upon termination of the contract, assuming all contractual obligations have been satisfied.  An ETF expects to earn interest income on its initial margin deposits.  A futures contract held by an ETF is valued daily at the official settlement price of the exchange on which it is traded.  Each day an ETF pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by an ETF but is instead a settlement between the ETF and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, an ETF will mark to market its open futures positions.

An ETF is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by an ETF.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, an ETF realizes a capital gain, or if it is more, the ETF realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, an ETF realizes a capital gain, or if it is less, the ETF realizes a capital loss.  The transaction costs must also be included in these calculations.

An ETF may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the ETF’s immediate obligations.  An ETF may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, an ETF will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, an ETF may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the ETF.

When selling a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.  Alternatively, an ETF may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the ETF to purchase the same futures contract at a price no higher than the price of the contract written by the ETF (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” an ETF may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract.  With respect to futures that are required to “cash settle,” however, an ETF is permitted to set aside or “earmark” liquid assets in an amount equal to the ETF’s daily marked to market (net) obligation, if any, (in other words, the ETF’s daily net liability, if any) rather than the market value of the futures contract.  By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, an ETF will have the ability to utilize these contracts to a greater extent than if the ETF were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, an ETF may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the ETF to purchase the same futures contract at a price not higher than the strike price of the call option sold by the ETF.

When selling a put option on a futures contract, an ETF will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, an ETF may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the ETF.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover an ETF’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the ETF’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company also may limit the extent to which an ETF may enter into futures, futures options and forward contracts.  See “Taxation.”

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Changes in the price of futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations.  Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.  To the extent, however, that an ETF enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such ETF’s holdings of U.S. Government securities.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.

The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

An ETF’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments.  Trading interest in various types of futures and options on futures cannot be predicted.  There can be no assurance that a liquid market will exist at a time when an ETF seeks to close out a futures or a futures option position, and the ETF would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements and Options on Swap Agreements.  An ETF may engage in swap transactions, including, but not limited to, swap agreements on interest rates or security indexes and specific securities.  An ETF also may enter into options on swap agreements (“swap options”).

An ETF may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the ETF anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

An ETF may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations.  For example, in purchasing a credit default swap, an ETF may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value.  An ETF, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless.  It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the ETF in the event of a default (or similar event).  In addition, as a purchaser in a credit default swap, an ETF’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

An ETF also may use credit default swaps for investment purposes by selling a credit default swap, in which case the ETF will receive a premium from its counterparty in return for the ETF’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events).  As the seller in a credit default swap, an ETF effectively adds economic leverage to its portfolio because, in addition to its total net assets, the ETF is subject to investment exposure on the notional amount of the swap.  If no event of default (or similar event) occurs, an ETF would keep the premium received from the counterparty and would have no payment obligations.

An ETF also may enter into swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  An ETF may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, an ETF will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When an ETF purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when an ETF writes a swap option, upon exercise of the option the ETF will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by an ETF would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, an ETF’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  An ETF’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ETF) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid to avoid any potential leveraging of the ETF’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of an ETF’s investment restriction concerning senior securities.

Whether an ETF’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, an ETF bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  An ETF will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on an ETF by the Internal Revenue Code may limit the ETF’s ability to use swap agreements.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect an ETF’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments.  The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to an ETF’s limitation on investments in illiquid securities.  To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

In addition, an ETF generally may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, an ETF will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the ETF will succeed in enforcing its rights.  For example, an ETF is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the ETF when the ETF seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for an ETF to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  An ETF, therefore, assumes the risk that it may be unable to obtain payments owed to it or that those payments may be delayed or made only after the ETF has incurred the costs of litigation.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to an ETF’s interest.  An ETF bears the risk that the sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the ETF.  If the sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, an ETF will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for an ETF.  While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other ETF investments.  Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under such Act, pursuant to regulations approved by the CFTC.  This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps.

Risk of Potential Government Regulation of Derivatives.  It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent an ETF from using such instruments as a part of its investment strategy, and could ultimately prevent the ETF from being able to achieve its investment objective.  While no current regulatory or legislative activity is anticipated to have a direct, immediate effect upon an ETF, it is not possible to predict the course of future legislation or regulation in this area.  It is possible that if certain proposed measures were to become law, they could potentially limit the ability of an ETF to use certain instruments as a part of its investment strategy.  Limits or restrictions applicable to the counterparties with which an ETF engage in derivative transactions could also prevent the ETF from using certain instruments.

Warrants and Rights

The ETFs may purchase or otherwise receive warrants or rights.  Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price.  An ETF typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below.  Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options.  Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options.  Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency.  In addition, the terms of warrants or rights may limit an ETF’s ability to exercise the warrants or rights at such time, or in such quantities, as the ETF would otherwise wish.

Repurchase Agreements

The ETFs may enter into repurchase agreements with banks and broker-dealers.  A repurchase agreement is an agreement under which securities are acquired by an ETF from a securities dealer or bank subject to resale at an agreed upon price on a later date.  The acquiring ETF bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the ETF is delayed or prevented from exercising its rights to dispose of the collateral securities.  Such a default may subject an ETF to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the ETF seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.  However, an ETF’s sub-adviser attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

Zero Coupon Securities

Zero coupon securities may be issued by a wide variety of corporate and governmental issuers.  Zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.  When an investor purchases a traditional coupon-bearing bond, it is paid periodic interest at a predetermined rate.  Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  An ETF will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.  An ETF may invest in U.S. dollar-denominated bank obligations.

Corporate Debt Securities

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  Debt securities may be acquired with warrants attached.  An ETF may invest in commercial interests, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars.  Commercial paper consists of short-term promissory notes issued by corporations.  Commercial paper may be traded in the secondary market after its issuance.  Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of an ETF.  The interest rate on a master note may fluctuate based upon changes in specified interest rates, be reset periodically according to a prescribed formula or be a set rate.  Although there is no secondary market in master demand notes, if such notes have a demand future, the payee may demand payment of the principal amount of the note upon relatively short notice.  Master notes are generally illiquid and therefore subject to an ETF’s percentage limitations for investments in illiquid securities.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations.  Moody’s describes securities rated Baa as “subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.”  S&P describes securities rated BBB as “regarded as having adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.”  For securities rated

BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.”

High Yield Securities

Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.”  Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities.  While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.  An ETF may have difficulty selling certain junk bonds because they may have a thin trading market.  The lack of a liquid secondary market may have an adverse effect on the market price and an ETF’s ability to dispose of particular issues and may also make it more difficult for the ETF to obtain accurate market quotations in valuing these assets.  High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.  Issuers of securities in default may fail to resume principal or interest payments, in which case an ETF may lose its entire investment.

Companies that issue high yield bonds are often highly leveraged and may not have more traditional methods of financing available to them.  During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations.  Economic downturns tend to disrupt the market for high yield bonds, lowering their values and increasing their price volatility.  The risk of issuer default is higher with respect to high yield bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition.  The lower the rating of a high yield bond, the more speculative its characteristics.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity.  Fixed rate securities pay a specified rate of interest or dividends.  Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate.  Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.”  Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

Holders of fixed income securities are exposed to both market and credit risk.  Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates.  In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise.  Credit risk relates to the ability of an issuer to make payments of principal and interest.  Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.

Because interest rates vary, the future income an ETF cannot be predicted with certainty.  The future income of an ETF if it invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Cash and Cash Items

An ETF may invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the ETF’s investments.  These cash items may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.  An ETF may also use some of these securities as part of its investment program.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities.  Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies.  Different kinds of U.S. government securities and foreign government securities have different kinds of government support.  For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S.  Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)).  Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not.  Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an ETF to enforce its rights against the foreign government.  As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. and foreign governments to tighten the availability of credit.  In September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations.  FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized.  It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.  Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate.  For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates.  Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an ETF may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities.  Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Each ETF may invest in municipal securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.  Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.  In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs.  Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the ETF holding the security may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the ETF.

Each ETF may invest in municipal lease obligations.  Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds.  State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements.  Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.  Municipal lease obligations also may be subject to abatement risk.  For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

An ETF that invests in the municipal bond market is subject to certain risks.  The amount of public information available about the municipal bonds held by an ETF is generally less than that for corporate equities or bonds, and the investment performance of the ETF may therefore be more dependent on the analytical abilities of its sub-adviser.  The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect an ETF’s ability to sell its bonds at attractive prices.  The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments.  In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, an ETF could experience delays in collecting principal and interest and the ETF may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

Real Estate Investment Trusts and other Real Estate-Related Investments

The ETFs may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry.  In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings.  Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate.  Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes.  The value of real estate also may be affected by changes in interest rates and social and economic trends.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies.  An ETF may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.  In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry.  REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the Investment Company Act.  See “Taxes” below for a discussion of special tax considerations relating to an ETF’s investment in U.S. REITs.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

An ETF may invest up to 15% of its net assets in illiquid securities.  For this purpose, “illiquid securities” are securities that an ETF may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the ETF has valued the securities.

A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.

An ETF’s sub-adviser also may deem certain securities to be illiquid as a result of the sub-adviser’s receipt from time to time of material, non-public information about an issuer, which may limit the sub-adviser’s ability to trade such securities for the account of any of its clients, including an ETF.  In some instances, these trading restrictions could continue in effect for a substantial period of time.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, an ETF will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

Private Placements and Restricted Investments.  Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, an ETF could have difficulty selling them when its sub-adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.”  Securities purchased in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act, and resold to qualified institutional buyers under Rule 144A under the 1933 Act, are restricted securities.  Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  An ETF may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  An ETF may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act when selling its securities in a registered offering.  In such event, an ETF may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the ETF may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an ETF’s net asset value.  The judgment of the ETF’s sub-adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Not all restricted securities are necessarily deemed to be illiquid.  An ETF may invest in Rule 144A securities.  Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act.  This Rule permits certain qualified institutional buyers, such as the ETFs, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  The sub-adviser will consider whether securities purchased under Rule 144A are illiquid and thus subject to the ETF’s limitations on illiquid securities.  Determination of whether a Rule 144A security is liquid or not is a question of fact.  In making this determination, the sub-adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security, among other factors.  The sub-adviser will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the sub-adviser determines that a Rule 144A security is no longer liquid, the sub-adviser will review the ETF’s holdings of illiquid securities to determine what, if any, action is required to comply with its limitations on investment of illiquid securities.  Investing in Rule 144A securities could increase the amount of the ETF’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Investments in Other Investment Companies or Other Pooled Investments

Each ETF may invest in the securities of other investment companies to the extent permitted by law.  Subject to applicable regulatory requirements, an ETF may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs).  The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV.  Investing in another investment company exposes an ETF to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.  An ETF also may invest in private investment funds, vehicles, or structures.

MANAGEMENT

Board of Trustees and Officers

As a Delaware trust, the business and affairs of the Trust are managed by its officers under the oversight of its Board.  The Board sets broad policies for the Trust and may appoint Trust officers.  The Board oversees the performance of the Manager, McDonnell and the Trust’s other service providers.  Each Trustee serves until his or her successor is duly elected or appointed and qualified.

One of the Trustees is an officer and employee of the Manager.  This Trustee is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust (an “Interested Trustee”).  The other Trustees are not interested persons of the Trust (the “Independent Trustees”).

The Trust’s “fund complex” currently consists of eight ETFs.  Each Trustee or officer may be contacted by writing to the Trustee or officer c/o Grail Advisors, LLC, One Ferry Building, Suite 255, San Francisco, California 94111.  The name, age, address, and principal occupations during the past five years with respect to each of the Trustees and officers of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Bradford K. Gallagher Age: 65	Chairman of the Board	Since 2009	Founder, Spyglass Investments LLC (a private investment vehicle) (since 2001); Founder, President and CEO of Cypress Holding Company, CypressTree Investment Management Company and North American Funds (1995-2001); President, Allmerica Life & Annuity Company (1990-1995); Managing Director, Fidelity Investments, Founder of Institutional Investments (1979-1990).	8	Trustee, The Common Fund (since 2005); Trustee, Nicholas Applegate Institutional Funds (since 2007); Director, Shielding Technology Inc. (since 2006).
Charles H. Salisbury, Jr. Age: 68	Trustee	Since 2009	Private investor.	8	Hobart & William Smith Colleges, Investment Committee Chair

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

(since 2006); Maryland Institute, College of Art, Chair of Investment Committee (since 1994); Trustee, Johns Hopkins Hospital (since 2000); Trustee, Guadalupe Center of Immokalee (since 2007); Director, CeraTech, Inc. (since 2003).

Dennis G. Schmal Age: 62	Trustee	Since 2009	Self-employed consultant (since 2003).	8

Trustee, AssetMark Funds (since 2007); Director/ Chairman, Pacific Metrics Corp. (educational services) (since 2005); Director, Varian Semiconductor Equipment Associates, Inc. (since 2004); Director, MCF Corp. (financial services) (since 2003); Trustee, Wells Fargo Multi-Strategy 100 Hedge Fund (since 2008).

Name, Address, Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES

William M. Thomas Age: 46	Chief Executive Officer	Since 2008	Chief Executive Officer, Grail Advisors, LLC (since 2008); Senior Vice President, Charles Schwab (2000-2008).	8	None
OFFICERS

Chester G. Chappell Age: 44	Assistant Secretary	Since 2008	Head of Distribution, Grail Advisors, LLC (since 2008); Vice President, National Sales Manager, Charles Schwab (2003-2008); Director, Asset Management Strategic Alliances, Charles Schwab (2000-2003).	N/A	N/A
Bryan M. Hiser Age: 36	Chief Financial Officer	Since 2008	Director of Investment Research, Grail Advisors, LLC (since 2008); Assistant Vice President Fund Administration, Citi Fund Services (2007-2008); Financial Analyst, Harbor Capital Advisors (1999-2007).	N/A	N/A

Equity Ownership of Trustees.  The table below shows the dollar range of (i) Shares of the ETFs discussed in this SAI, and (ii) shares of all ETFs in the Trust’s family of investment companies, owned by the Trustees as of December 1, 2009.  As of that date, the ETFs discussed in this SAI had not issued any Shares.

Name	Dollar Range of Equity Securities in the ETFs	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Bradford K. Gallagher	$0	$0
Charles H. Salisbury, Jr.	$0	$10,001-$50,000
Dennis G. Schmal	$0	$0
William M. Thomas	$0	$1-$10,000

*  The “Family of Investment Companies” currently consists of eight ETFs.

Committees

The Board currently has three standing committees: an Audit Committee, a Nomination Committee and a Qualified Legal Compliance Committee.  Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally each ETF’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each ETF’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each ETF’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board.  The Audit Committee met twice during the last fiscal year.

The purposes of the Nomination Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not Interested Persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.  The Committee will generally not consider potential candidates for nomination identified by shareholders.

The purposes of the Qualified Legal Compliance Committee are to:  (1) receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any Trustee, officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board.

Compensation of Trustees and Officers

Interested Trustees are not compensated by the Trust.  The Trust pays each Independent Trustee $20,000 per year for attendance at meetings of the Board.  All Trustees are eligible for reimbursement for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings.  The Trust does not accrue pension or retirement benefits as part of the ETFs’ expenses, and Trustees are not entitled to benefits upon retirement from the Board.  The Trust’s officers receive no compensation directly from the Trust.

The Trust commenced operations in 2009 and has not had operations for a full year.  The table below shows the estimated compensation that is contemplated to be paid to Trustees for a full year:

Name	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex* Paid to Trustees
Bradford K. Gallagher	$20,000	None	None	$20,000
Charles H. Salisbury, Jr.	$20,000	None	None	$20,000
Dennis G. Schmal	$20,000	None	None	$20,000

*  The “Fund Complex” currently consists of eight ETFs.  For the fiscal period ended December 31, 2009, each Trustee received $15,000 from the Fund Complex.

Codes of Ethics

The Trust, Manager, McDonnell and Distributor each have adopted a code of ethics (“Code of Ethics”), as required by applicable law, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ETFs (which may also be held by persons subject to a Code of Ethics).  There can be no assurance that the Codes of Ethics will be effective in preventing such activities.  The Codes of Ethics may permit personnel subject to them to purchase and sell securities, including securities that may be sold, held or purchased by the ETFs.  The Manager and McDonnell do not use inside information in making investment decisions on behalf of an ETF.  The Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies

The Board believes that the voting of proxies with respect to securities held by the ETFs is an important element of the overall investment process.  In this regard, the Trust has adopted Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for the voting of proxies on the ETFs’ portfolio securities to their sub-advisers.  Please see Appendix A for a copy of the Policies.

Although the voting of proxies for the fixed income investments held by the ETFs is expected to be rare, proxy voting for the ETFs has been delegated to McDonnell.  McDonnell’s proxy voting policies and procedures dictate the voting of proxies in the best interests of ETF shareholders and include procedures to address potential conflicts of interest.  These policies and procedures are summarized (or included in their entirety) in Appendix B.

Information on how the ETFs voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available: (1) without charge, upon request, by calling 1-415-677-5870 and (2) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of an ETF or acknowledges the existence of control.  As of December 31, 2009, the ETFs could be deemed to be under the control of the Manager because it had voting authority with respect to 100% of the value of the outstanding interests in each ETF on such date.  As a result, the Manager could have the ability to approve or reject those matters submitted to the shareholders of the ETFs for their approval, including changes to the ETFs’ fundamental policies.  It is expected that, once the ETFs commence investment operations, the Manager will not control either of the ETFs.

INVESTMENT ADVISORY AND OTHER SERVICES

Grail Advisors, LLC

The Manager, Grail Advisors, LLC, oversees the performance of the ETFs and arranges for transfer agency, custody and all other services necessary for the ETFs to operate, but does not exercise day-to-day oversight over the ETFs’ sub-advisers.  The Manager oversees the business affairs of the ETFs, provides or oversees the provision of all administrative and investment advisory services to the ETFs and coordinates the investment activities of McDonnell.  These services are provided under the terms of an Investment Management Agreement dated December 31, 2009 (“Investment Management Agreement”) between the Trust, on behalf of each ETF, and the Manager.

Pursuant to the Investment Management Agreement, each ETF pays the Manager a management fee for the services and facilities it provides payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF’s average daily net assets.  From time to time, the Manager may waive all or a portion of its fee; any such waiver would increase an ETF’s performance.  The Manager is responsible for compensating McDonnell out of the management fees it receives from each ETF.

ETF	Management Fee
Grail McDonnell Intermediate Municipal Bond ETF	0.30%
Grail McDonnell Core Taxable Bond ETF	0.30%

The Manager is a majority-owned subsidiary of Grail Partners, LLC.  Grail Partners, LLC is engaged in merchant banking activities and provides consultative services and capital to global investment management firms and financial services businesses.  Grail Partners, LLC is registered as a broker-dealer, but is not principally or otherwise engaged in securities dealing, market making, floor brokerage, exchange specialist activities, proprietary trading or similar securities-related activities.  The Manager is a registered investment adviser and is located at One Ferry Building, Suite 255, San Francisco, CA 94111.

Under the Investment Management Agreement, the Manager (or its affiliates) pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Manager or its affiliates.  The Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager or McDonnell.  Without limiting the generality of the foregoing, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Manager or its affiliates; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined above); the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the net asset value per share of each ETF, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Manager has contractually agreed to reduce its fees and/or reimburse each ETF’s expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit Net Annual Operating Expenses for Shares of each ETF to 0.35% of its average net assets (“Expense Cap”).  The Expense Cap will remain in effect until at least January 31, 2011.  The Manager may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

The Investment Management Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of the Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of an ETF’s shareholders, on 60 calendar days written notice to the Manager, and by the Manager on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

The Investment Management Agreement provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Management Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in that Agreement.  The Investment Management Agreement also provides that the Manager may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The ETFs are newly organized and as of the date of this SAI have not yet incurred any management fees under the Investment Management Agreement.

McDonnell Investment Management, LLC

McDonnell acts as sub-adviser of each ETF.  McDonnell is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and is located at 1515 W. 22nd Street, 11th Floor, Oak Brook, IL 60523.  McDonnell, a Delaware limited liability company, began operations in 2001, and it is 100% employee owned.  As of September 30, 2009, McDonnell had more than 80 employees and managed over 500 client relationships with over $13 billion in assets under management.  In addition to the services it provides the ETFs, McDonnell offers its advisory services to separate accounts for institutional and private clients, and sub-advised mutual funds.

McDonnell provides day-to-day portfolio management services to each ETF and has discretion to purchase and sell securities in accordance with the ETFs’ objectives, policies, and restrictions.

McDonnell has entered into an Investment Sub-Advisory Agreement between the Manager and McDonnell, dated December 31, 2009 (“McDonnell Subadvisory Agreement”), with respect to each ETF.  Pursuant to the McDonnell Subadvisory Agreement, McDonnell receives fees from the Manager to provide the services described above.  These fees are paid by the Manager out of the advisory fees it receives from an ETF; they are not separately paid by an ETF.  These fees are payable on a monthly basis at the annual rates set forth in the table below, calculated as a percentage of an ETF’s average daily net assets.  From time to time, McDonnell may waive all or a portion of its fee.

ETF	McDonnell Subadvisory Fee
Grail McDonnell Intermediate Municipal Bond ETF	0.20%
Grail McDonnell Core Taxable Bond ETF	0.20%

The McDonnell Subadvisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the applicable ETF on no more than 60 days’ written notice to McDonnell, or by McDonnell upon 60 days’ written notice to the Trust.  The McDonnell Subadvisory Agreement with respect to an ETF will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the Board, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of an ETF, and (2) by the vote of a majority of the Trustees who are not parties to the McDonnell Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The ETFs are newly organized and as of the date of this SAI McDonnell has not yet received any management fees under the McDonnell Subadvisory Agreement.

Custodian

The Bank of New York Mellon Corporation (“BNY Mellon”), located at One Wall Street, New York, New York 10286, serves as Custodian of each ETF’s assets.  As Custodian, BNY Mellon has agreed to: (1) make receipts and disbursements of money on behalf of the ETF, (2) collect and receive all income and other payments and distributions on account of the ETF’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the ETF concerning the ETF’s operations.  BNY Mellon does not exercise any supervisory function over the purchase and sale of securities.  Pursuant to the Custody Agreement between BNY Mellon and the Trust the Trust has agreed to pay an annual custody fee of .50 basis points on the first $1 billion of its gross adjusted assets, and .25 basis points on gross adjusted assets in excess of $1 billion, plus certain transaction charges and additional global custody fees.

Administrator, Fund Accountant and Transfer Agent

The Bank of New York Mellon Corporation, located at One Wall Street, New York, New York 10286 serves as Administrator, Fund Accountant and Transfer Agent to each ETF.  As administrator, BNY Mellon provides each ETF with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by an ETF under federal and state securities laws.

As fund accountant and transfer agent, BNY Mellon has agreed to: (1) perform and facilitate purchases and redemptions of Creation Units of each ETF, (2) make dividend and other distributions on Shares of each ETF, (3) record the issuance of Shares and maintain records of outstanding Shares of each ETF, (4) maintain certain accounts, (5) make and transmit periodic reports to an ETF and its other service providers, and (6) otherwise perform the customary services of a transfer agent and dividend disbursing agent.  For the services to be provided by BNY Mellon to the ETFs, the Trust has agreed to pay a $1,000 monthly ETF administration fee per ETF, a monthly transfer agency services fee of $1,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs), a fund accounting fee of 1.50 basis points on the first $1 billion of its gross adjusted assets, and 1.00 basis points on gross adjusted assets in excess of $1 billion, and a fund administration fee of 2.50 basis points on the first $1 billion of its gross adjusted assets, and 2.00 basis points on gross adjusted assets in excess of $1 billion, plus certain out-of-pocket expenses.  There is a minimum fund accounting and fund administration fee of $75,000 per ETF (which minimum is reduced for the first two years from inception of the ETFs).

PORTFOLIO MANAGERS

Portfolio managers at McDonnell (the “Portfolio Managers”) may have responsibility for the day-to-day management of accounts other than the ETFs.  Information regarding these other accounts has been provided by McDonnell and is set forth below.  The number of accounts and assets is shown as of October 31, 2009.

Name of	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

McDonnell Investment Management, LLC
Michael Kamradt	0	0	196 ($6 billion)	0	0	2 ($36 million)
Steve Wlodarski	3 ($316 million)	0	447 ($6.9 billion)	0	0	0
James Grabovac	3 ($316 million)	0	45 ($2.8 billion)	0	0	0
Dawn Daggy-Mangerson	3 ($316 million)	0	83 ($1.4 billion)	0	0	0
Lawrence Jones	0	0	249 ($1.9 billion	0	0	0
Mark Giura	0	0	182 ($3.5 billion)	0	0	2 ($36 million)
Dirck Davis	0	0	168 ($2.7 billion)	0	0	2 ($36 million)
Tom O’Connell	0	0	182 ($3.5 billion)	0	0	2 ($36 million)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the ETFs.  This side-by-side management may present potential conflicts between a Portfolio Manager’s management of an ETF’s investments, on the one hand, and the investments of the other accounts, on the other hand.

Set forth below is a description, provided by McDonnell, of any other foreseeable material conflicts of interest that may arise from the concurrent management of ETFs and other accounts.

McDonnell.  The Portfolio Managers may manage accounts other than the ETFs, which may present potential conflicts between the ETFs and those other accounts.  The management of multiple funds, including the ETFs, and other accounts may require the Portfolio Manager to devote less than all of his or her time to an ETF, particularly if the ETF and other accounts have different objectives, benchmarks and time horizons.  The Portfolio Manager may also be required to allocate his or her investment ideas across multiple funds and accounts, including the ETFs.  In addition, if the Portfolio Manager identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one ETF or other account, an ETF may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.

In addition, other accounts managed by the Portfolio Manager may have a higher advisory fee and/or performance-based fees which may provide a greater incentive to perform for those accounts than the ETF.  The policies of McDonnell, however, require that Portfolio Managers treat all accounts they manage equitably and fairly.

As noted above, Portfolio Managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging McDonnell).  The structure of a Portfolio Manager’s compensation may create an incentive for the Portfolio Manager to favor accounts whose performance has a greater impact on such compensation.  The Portfolio Manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a Portfolio Manager holds a larger personal investment in one fund or an ETF than he or she does in another, the Portfolio Manager may have an incentive to favor the fund or ETF in which he or she holds a larger stake.

In general, McDonnell has policies and procedures to address the various potential conflicts of interest described above.  The firm has policies and procedures designed to ensure that Portfolio Managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, the firm has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a Portfolio Manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation

The Portfolio Managers are compensated in various forms by McDonnell.  Following is a description provided by McDonnell regarding the structure of and criteria for determining the compensation of each Portfolio Manager:

McDonnell’s Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and are reviewed with independent industry data to benchmark compensation.  The Portfolio Manager’s source of compensation is tied to the overall revenues of the firm.  Specifically, the components of compensation for the Portfolio Managers include:

Competitive base salary

Bonus pool which is not formula-driven but includes five subjective components

1.               Portfolio performance

2.               Client Satisfaction and Client retention

3.               New Assets

4.               Product Development

5.               Overall Firm earnings/performance

Quality benefits program

Company equity participation

Many of McDonnell’s professional personnel have equity ownership in McDonnell, which is typically purchased by such members.  Determination of eligibility for equity ownership is made by McDonnell’s Executive Committee, in conjunction with recommendations by certain other members of senior management.  The criteria for ownership centers around whether an individual is deemed to be a key employee who demonstrates leadership and vision in his or her area of responsibility and who is deemed to be an integral part of the growth and success of McDonnell’s business.  Other factors include tenure with McDonnell, as well as years of relevant professional experience.

Ownership of ETFs

Because the ETFs are newly organized, the Portfolio Managers do not own Shares of the ETFs.  Once the ETFs commence investment operations, the Portfolio Managers may purchase Shares of the ETFs in the secondary market.  In addition, McDonnell, for its own account or for the accounts of its clients, may purchase Shares of the ETFs in the secondary market.

PORTFOLIO TRANSACTIONS AND BROKERAGE

When executing portfolio transactions, McDonnell will place its own orders to execute securities transactions that are designed to implement the applicable ETF’s investment objective and policies.  In placing such orders, McDonnell will seek the most favorable net price and execution under the circumstances consistent with its obligation under the Sub-Advisory Agreement.  In selecting  broker-dealers and in negotiating  prices on such transactions, McDonnell considers a number of factors, including but not limited to: the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the quality of the execution, clearance and settlement services; financial stability of the broker-dealer, and the broker-dealer’s execution capabilities, including ability to locate bonds suitable for our inquiries.

In selecting broker-dealers to execute particular transactions, McDonnell is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the 1934 Act), provision of statistical quotations (including the quotations necessary to determine an

ETF’s NAV), and other information provided to the ETF, and/or to McDonnell, as the case may be, provided, however, that McDonnell determines that it has received the best net price and execution available.  McDonnell is also authorized to cause an ETF to pay to a broker-dealer who provides such brokerage and research services a commission (as defined in SEC interpretations) in excess of the amount another broker-dealer would have charged for effecting the same transaction.  McDonnell must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which McDonnell exercises investment discretion.  Under these circumstances, McDonnell’s fees are not reduced by reason of receipt of such brokerage and research services.  However, the ETFs do not allow McDonnell to enter into arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of ETF shares by those broker-dealers.

An ETF’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions.  High portfolio activity may increase an ETF’s transaction costs, including brokerage commissions, and result in a greater number of taxable transactions.

Because the ETFs are newly organized, they have not incurred brokerage commissions or other transaction costs as of the date of this SAI.

THE DISTRIBUTOR

The Distributor is located at 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in this SAI.  The Distributor acts as an agent for the Trust.  The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.  The Distributor has no role in determining the investments or investment policies of the ETFs.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act (“Plan”).  In accordance with its Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.  In addition, if the payment of management fees by an ETF is deemed to be indirect financing by the ETF of the distribution of its shares, such payment is authorized by the Plan.  The Plan specifically recognizes that the Manager and other persons, including McDonnell, may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares.  The Manager and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the ETFs.  The Manager may also make payments to certain market makers in the ETFs’ Shares for providing bona fide consulting and educational services regarding the ETFs.  The making of the types of payments described in this paragraph could create a conflict of interest for a financial intermediary or market maker receiving such payments.

The Plan was adopted in order to permit the implementation of an ETF’s method of distribution.  No fees are currently paid by any ETF under a Plan, however; and there are no current plans to impose such fees.  In the event such fees were to be charged, over time they would increase the cost of an investment in an ETF.

Under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the ETFs.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel

K&L Gates LLP, located at 1601 K Street NW, Washington, DC 20006, serves as the Trust’s legal counsel.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company.  The Trust was organized on December 7, 2007 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series.  Currently, the Trust consists of eight actively managed, exchange-traded series, one of which has not yet been opened for investment.  The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting.  Generally, there will not be annual meetings of Trust shareholders.  If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders.  Shareholders holding two-thirds of Shares outstanding of all series of the Trust may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares will be freely transferable.  Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature.  Shares have equal voting rights, except that in a matter affecting only a particular ETF, only Shares of that ETF may be entitled to vote on the matter.  The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of an ETF may be individually redeemable.  The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors.  Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of an ETF.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust.  The Trust Instrument provides for indemnification out of an ETF’s property for all loss and expense of an ETF’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason.  The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which an ETF itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If an ETF does not grow to a size to permit it to be economically viable, the ETF may cease operations.  In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

DTC acts as securities depositary for Shares.  Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.  Certificates generally will not be issued for Shares.

DTC has advised the Trust as follows:  it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act.  DTC was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, and FINRA.  Access to the DTC system is also available to “Indirect Participants” such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.  DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.  Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants).  Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.  The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form.  Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof.  Accordingly, each beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such beneficial owner holds its interests, to exercise any rights as a holder of Shares.  The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners (acting through such DTC Participants) to take such action and would otherwise act upon the instructions of beneficial owners owning through them.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners.  In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or the nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or the nominee.  Payments by DTC Participants to Indirect Participants and beneficial owners of Shares (held through DTC Participants) will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.  The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients.  Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate.  Investors interested in such a service should contact their broker for availability and other necessary details.  DTC may determine to discontinue providing its service with respect to

Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

TRANSACTIONS IN CREATION UNITS

Each ETF sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  No ETF will issue fractional Creation Units.

To purchase or redeem any Creation Units from an ETF, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the ETF’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

Purchasing Creation Units

Fund Deposit.  Creation Units may be purchased in exchange for a “Fund Deposit.”  A Fund Deposit consists of (i) a basket of securities - known as the In-Kind Creation Basket and a Balancing Amount, as described below, (ii) a basket of in-kind securities and cash (“Partial Cash Value,” and together with the in-kind basket, an “In-Kind/Cash Basket”) or (iii) all cash (the “Cash Value”).  In all instances the value of the Fund Deposit will be equal to the value of the Creation Unit.

In-Kind Creation Basket.  BNY Mellon, in a portfolio composition file sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket (based on information about the

ETF’s portfolio at the end of the previous Business Day).  The In-Kind Creation Basket is applicable for purchases of Creation Units of the ETF until such time as the next-announced In-Kind Creation Basket is made available.  The composition of the In-Kind Creation Basket may change, however, as, among other things, corporate actions and investment decisions by McDonnell are implemented for the ETF’s portfolio.  All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the ETF, and the ETF’s determination shall be final and binding.  In addition, each ETF reserves the right to accept a nonconforming or “custom” In-Kind Creation Basket.

Balancing Amount and Cash Component.  In addition to the In-Kind Creation Basket, a purchaser will typically pay to the ETF a “Balancing Amount” equal to the difference between the NAV of a Creation Unit and the value of the securities in the In-Kind Creation Basket.  The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.  BNY Mellon, through the NSCC, makes available on each Business Day, the estimated Balancing Amount, effective through and including the previous Business Day.  With respect to Fund Deposits of an In-Kind Creation Basket, the Balancing Amount and the Transaction Fee may be referred to collectively as the “Cash Component.”

In-Kind/Cash Basket.  In lieu of depositing the In-Kind Creation Basket and Balancing Amount, the purchaser of a Creation Unit may make a Fund Deposit of an In-Kind/Cash Basket.  The cash portion of such a Fund Deposit is known as the Partial Cash Value and will be subject to a variable charge, as explained below.  With respect to Fund Deposits of In-Kind/Cash Baskets, the Partial Cash Value and the Transaction Fee may be referred to collectively as the Cash Component.

Cash Value.  In lieu of depositing the In-Kind Creation Basket and Balancing Amount or an In-Kind/Cash Basket, Fund Deposits may consist solely of cash in an amount equal to the NAV of the Creation Units, which amount is referred to as the Cash Value and will be subject to a variable charge, as explained below.  BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit.  With respect to any Fund Deposit of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Order Cut-Off Time.  For an order involving a Creation Unit to be effectuated at the ETF’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”).  The Order Cut-Off Time for creation and redemption orders for the ETFs are generally expected to be as follows:

ETF	In-Kind Creation or Redemption Basket	In-Kind/Cash Basket	Cash Value
Grail McDonnell Intermediate Municipal Bond ETF	4:00 p.m. ET	2:00 p.m. ET	2:00 p.m. ET
Grail McDonnell Core Taxable Bond ETF	4:00 p.m. ET	2:00 p.m. ET	2:00 p.m. ET

In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m. Eastern time.  On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.  Persons placing or effectuating custom orders and/or orders involving an In-Kind/Cash Basket or Cash Value should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date for cash and the third Business Day following the Transmittal Date for securities.

Placement of Creation Orders

All purchase orders must be placed by or through an Authorized Participant.  In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available.  The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC.  In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC.  Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system.  Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve Bank wire transfer system.

Orders Using the Clearing Process.  Orders to purchase Creation Units of the Grail McDonnell Intermediate Municipal Bond ETF may use NSCC’s Clearing Process.  In connection with such orders the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite In-Kind Creation Basket (whether standard or custom) to the Trust, together with such additional information as may be required by the Distributor, and the Cash Component.  An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  The Cash Component will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Orders “Outside” the Clearing Process.  All in-kind orders for the Grail McDonnell Taxable Bond ETF will be made outside the Clearing Process and certain orders for the Grail McDonnell Intermediate Municipal Bond ETF will be made outside the Clearing Process.  In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).  Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through the Federal Reserve System or DTC, as applicable, to the relevant Trust account.  The delivery of (corporate) securities through DTC must occur by 3:00 p.m., Eastern time, (the “DTC Cut-Off Time”) on the Settlement Date.  The delivery of (government) securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Settlement Date.  An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  If the Custodian does not receive the in-kind securities and Cash Component by the appointed time(s), such order may be canceled.  Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component.  The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the order is deemed received by the Distributor.

Federal Reserve System.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system.  The Cash Component must be transferred in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Settlement Date.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least equal of 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”).  Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.  The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the ETF for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit at least equal to 105% of the daily marked to market value of the missing securities.  To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the ETF for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust.  The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of an ETF if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of an ETF; (iii) the securities delivered do not conform to the In-

Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse tax consequences to the ETF; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Manager have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Manager make it practically impossible to process creation orders.  Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Manager, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Creation and Redemption Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors will be required to pay to the Trust a Transaction Fee as follows:

	Transaction Fees
ETF	Standard Transaction Fee		Variable Charge
Grail McDonnell Intermediate Municipal Bond ETF	$500	*	Up to 3.0%
Grail McDonnell Core Taxable Bond ETF	$500		Up to 3.0%

*  The Transaction Fee may be higher for transactions outside the Clearing Process.

Grail McDonnell Intermediate Municipal Bond ETF.  The Standard Transaction Fee (of $500) applies to in-kind purchases of the ETF effected through the Clearing Process on any business day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  A higher Transaction Fee may apply to creation and redemption transactions that occur outside the Clearing Process, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  In each instance the Transaction Fee will be determined without regard to whether the in-kind securities tendered (or received) consist of those in the In-Kind Creation (or Redemption) Basket.  If a transaction involves an In-Kind/Cash Basket, the Transaction Fee will also include a Partial Cash Value, which will be subject to a variable charge of up to 3.0% of its value.  Similarly, Fund Deposits consisting of a Cash Value will be subject to a variable charge of up to 3.0% of its value in addition to the standard Transaction Fee.  With cash received from the variable charge, the Manager or McDonnell will purchase the necessary securities for the ETF’s portfolio and return any unused portion thereof to the investor.

Grail McDonnell Taxable Bond ETF.  The standard Transaction Fee (of $500) applies to in-kind purchases of the ETF effected through or “outside” the Clearing Process on any business day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  If a transaction involves an In-Kind/Cash Basket, it will include a Partial Cash Value, and the Transaction Fee will also include a variable charge of up to 3.0% of the Partial Cash Value.  Similarly, Fund Deposits consisting of a Cash Value will be subject to a variable charge of up to 3.0% of the Cash Value in addition to the standard Transaction Fee.  With cash received from the variable charge, the Manager or McDonnell will purchase the necessary securities for the ETF’s portfolio and return any unused portion thereof to the investor.

The Manager, subject to the approval of the Board, may adjust the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets (and from) the account of the Trust.  Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

Redeeming Creation Units

Fund Redemptions.  ETF Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by an ETF through the Transfer Agent and only on a Business Day.  Creation Units generally may be redeemed in exchange for a “Fund Redemption.”  A Fund Redemption consists of (i) a basket of securities — known as the In-Kind Redemption Basket — and Balancing Amount, (ii) a basket of in-kind securities and Partial Cash Value or (iii) a Cash Value, in all instances equal to the value of a Creation Unit.

In-Kind Redemption Basket.  If different from the In-Kind Creation Basket, the composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board; otherwise, the In-Kind Creation Basket posted on NSCC may be assumed to be the In-Kind Redemption Basket, too.   BNY Mellon, in a portfolio composition file sent via the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction).  An ETF may honor a redemption request with a nonconforming or “custom” In-Kind Redemption Basket.

Balancing Amount and Cash Component.  Depending on whether the NAV of a Creation Unit is higher (or lower) than the value of the securities in the In-Kind Redemption Basket, a redeeming investor will receive from (or pay to) the ETF a Balancing Amount in cash, which may be referred to as the Cash Redemption Amount.  If due to receive a Balancing Amount, the amount actually received will be reduced by the amount of the applicable Transaction Fee.  The Balancing Amount and the Transaction Fee may be referred to collectively as the Cash Component.

In-Kind/Cash Basket.  In lieu of receiving the In-Kind Redemption Basket and Balancing Amount as a Fund Redemption, the redeemer of a Creation Unit may instead elect to receive an In-Kind/Cash Basket.  The cash portion is known as the Partial Cash Value and will be subject to a variable charge, as explained above.  With respect to Fund Redemptions consisting of an In-Kind/Cash Basket, the Partial Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

Cash Value.  In lieu of In-Kind Redemption Basket and Balancing Amount or an In-Kind/Cash Basket, Creation Units may be redeemed for a Fund Redemption consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value.  Such redemptions will be subject to a variable charge, as explained above.  BNY Mellon will publish, on a daily basis, information about the Cash Value of a Creation Unit.  With respect to any Fund Redemption consisting of a Cash Value, the Cash Value and Transaction Fee may be referred to collectively as the Cash Component.

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders

Redemptions must be placed to the Transfer Agent through an Authorized Participant.  In addition, redemption orders must be processed either through the DTC process or the Clearing Process.

Orders Using the Clearing Process.  Orders to redeem Creation Units of the Grail McDonnell Intermediate Municipal Bond ETF may use the Clearing Process.  Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Orders deemed received will be effectuated based on the NAV of the ETF as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day.  The applicable In-Kind Redemption Basket and the Cash Component will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders “Outside” Clearing Process.  All in-kind orders for the Grail McDonnell Taxable Bond ETF and certain orders for the Grail McDonnell Intermediate Municipal Bond ETF will be made outside the Clearing Process.  Orders to redeem Creation Units must be delivered through an Authorized Participant with the ability to transact through the Federal Reserve System.  Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Component by 3:00 p.m., Eastern time on the Business Day immediately following the

Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite Fund Redemption to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105% of the value of the missing Shares, which the Manager may change from time to time.

The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant.  The Authorized Participant’s agreement will permit the Trust, on behalf of the relevant ETF, to purchase the missing Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral.

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the ETF are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either: (i) the requisite number of Shares of the relevant ETF are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the ETF Shares of the relevant ETF are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the investor may request and/or the Trust may opt to redeem Shares wholly or partially in cash.  Redemptions effected partially in cash are treated as In-Kind/Cash Baskets and redemptions effected entirely in cash are considered to be for the Cash Value.  In connection with such redemptions, the investor will receive, respectively, securities and a cash payment or a cash payment equal in value to the NAV of the Shares being redeemed, based on the relevant ETF’s

NAV next determined after the redemption request is received in proper form (minus a Transaction Fee (including variable charge) as described above.

Redemptions of Shares for the In-Kind Redemption Basket or In-Kind/Cash Basket will be subject to compliance with applicable federal and state securities laws and the ETF (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in a basket upon redemptions or could not do so without first registering such securities under relevant laws.  In this regard, among other things, an Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket or In-Kind/Cash Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, though U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that an early closing time is announced.  An ETF’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each ETF is treated as a separate corporate entity and will elect and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.  Such qualification generally relieves each ETF of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements.  If, for any reason, an ETF does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the ETF would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders.  In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such ETF’s current and accumulated earnings and profits and would be eligible for taxation at reduced rates through 2010 for non-corporate shareholders and for the dividends received deduction available in some circumstances to corporate shareholders.  Moreover, if an ETF were to fail to make sufficient distributions in a year, the ETF would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the ETF could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any.  Each ETF intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Any market discount recognized by the ETFs on a bond is taxable as ordinary income.  A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount.  Absent an election by the ETF to include the market discount in income as it accrues, gain on the ETFs’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the ETF and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain.  Such transactions and investments may cause the ETF to recognize taxable income prior to the receipt of cash, thereby requiring the ETF to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which the ETF invests, the ETF may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the ETF fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.  The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market.  The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules.  However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply.  With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss.  A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.  The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code.  Any gain or loss attributable to the foreign currency component of a transaction engaged in by the ETF which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Distributions from an ETF’s net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the ETFs through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.  Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

If at the end of each quarter of the taxable year of an ETF, 50% or more of the assets, by value, of the ETF are state, municipal and other bonds that pay interest that is exempt from federal income tax, the ETF may designate a portion of its dividends as exempt-interest dividends.  The Grail McDonnell Intermediate Municipal Bond ETF expects to be eligible to make such designations with respect to a substantial amount of the income it receives.  The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation.  Depending on a shareholder’s state of residence, exempt-interest dividends paid by the ETF from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities.  However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

A shareholder may lose the ability to treat dividends paid by Grail McDonnell Intermediate Municipal Bond ETF as exempt-interest dividends while those shares are subject to securities lending or similar arrangements.  In addition, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Grail McDonnell Intermediate Bond ETF will not be deductible for U.S. federal income tax purposes.

If a shareholder receives exempt-interest dividends with respect to any share of the Grail McDonnell Intermediate Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  In addition, the IRS may require a shareholder in the ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments.  Furthermore, a portion of any exempt-interest dividend paid by the ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by the ETF may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.

If, for any calendar year, the total distributions made exceed an ETF’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her shares, and thereafter as gain from the sale of shares.  The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the ETF on December 31 of such year if such dividends are actually paid during January of the following year.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of an ETF may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011. Each ETF will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction.

Dividends and interest received by an ETF may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The ETF will be required in certain cases to impose “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the ETF when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.”  Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

As a result of tax requirements, the Trust on behalf of each ETF has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the ETF and if, pursuant to section 351 of the Code, the ETF would have a basis in the transferred securities different from the market value of such securities on the date of deposit.  The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Except as described below, dividends paid by an ETF to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or, through December 31, 2009 (or possibly later if legislation is enacted extending these provisions), interest-related dividends and short-term capital gain dividends, or upon the sale or other disposition of shares of an ETF.  Properly designated exempt-interest dividends paid by the Grail McDonnell Intermediate Municipal Bond ETF to non-U.S. Shareholders will also generally not be subject to United States federal withholding tax.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.  Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

Appendix A

Proxy Voting Policies and Procedures for the Trust

GRAIL ADVISORS ETF TRUST

Proxy Voting Policies and Procedures

Grail Advisors ETF Trust (the “Trust”) has adopted these Proxy Voting Policies and Procedures (the “Trust Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of shareholders of the series of the Trust (“Funds”).

The Funds are managed by Grail Advisors, LLC (“Manager”).  The Manager may retain a proxy voting service (“Proxy Voting Service”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic issuers consistent with these Policies.

Shareholders of the Funds expect the Trust to vote proxies received from issuers whose voting securities are held by a Fund.  The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.  For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of the Trust, Fund and Fund shareholders.

I.              Delegation of Proxy Voting to Subadvisers

Each of the Funds whose portfolio is managed by a sub-adviser (“Sub-Adviser”) shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  For securities in the portfolio of a Fund that is managed by more than one Sub-Adviser, each Sub-Adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, except that, to the extent such a Fund has a primary Sub-Adviser (“Primary Sub-Adviser,” and with respect to each Fund a subset of the Fund’s Sub-Advisers), the securities of the Fund may be voted pursuant to the policies and procedures adopted by the Primary Sub-Adviser in conformance with the Advisers Act or, with respect to the various Sub-Advisers’ portions of the Fund’s portfolio, pursuant to each Sub-Adviser’s proxy voting policies and procedures, as adopted in conformance with the Advisers Act.

Except as noted below, the Trust Policy with respect to a Fund shall be the same as that adopted by the Primary Sub-Adviser or Sub-Adviser, as applicable, with respect to voting proxies held by its clients (the “Sub-Adviser Policy”).  Each Sub-Adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy.

II.            Material Conflicts of Interest

If (i) a Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund and (b) the Fund’s investment advisers (including Sub-Advisers), principal underwriter, or any of their affiliated persons, and (ii) the Sub-Adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-Adviser Policy, then the Sub-Adviser will follow the material conflict of interest procedures set forth in its Sub-Adviser Policy when voting such proxies.

If a Sub-Adviser Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the Sub-Adviser will ask the Board of Trustees of the Trust (“Board”) to provide voting instructions, the Sub-Adviser, in its discretion, shall vote the proxies as recommended by an independent third party or according to its own proxy voting policy, or the Sub-Adviser shall abstain from voting the proxies altogether.

III.           Securities Lending Program

Certain of the Funds may participate in a securities lending program through a lending agent.  When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  Where a Sub-Adviser determines, however, that a proxy vote may be material to the Fund or Trust, the Sub-Adviser should request that the Trust recall the security for the purposes of the Sub-Adviser voting the security.

IV.           Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of each Sub-Adviser Policy.  In lieu of including a summary of policy, the Trust may include the policies in full.

V.            Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number.  The Trust will send the foregoing documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

VI.           Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX.  The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

VII.         Manager, Sub-Adviser and Trust CCO Responsibilities

The Trust has delegated proxy voting authority with respect to Fund portfolio securities to the Fund’s Sub-Adviser(s), as set forth above.  Consistent with this delegation, each Sub-Adviser is responsible for the following:

1)             Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

2)             Providing the Manager, through a Primary Sub-Adviser, as applicable, with a quarterly certification indicating that the Sub-Adviser did vote proxies of the Fund in a manner consistent with the Sub-Adviser Policy.  If the Sub-Adviser voted any proxies in a manner inconsistent with the Sub-Adviser Policy, the Sub-Adviser will promptly provide the Manager with a report detailing the exceptions prior to the end of the quarter in which the exceptions occurred.

3)             Providing the Manager, through a Primary Sub-Adviser, as applicable, with a copy and description of the Sub-Adviser Policy prior to being approved by the Board as a Sub-Adviser for the Fund, accompanied by a certification that represents that the Sub-Adviser Policy has been adopted in conformity with Rule 206(4)-6 under the Advisers Act.  Thereafter, providing the Manager with notice of any amendment or revision to the Sub-Adviser Policy or with a description thereof.

4)             The Manager is required to report all material changes to a Sub-Adviser Policy quarterly to the Board.

5)             The annual written compliance report of the Trust’s Chief Compliance Officer (“CCO”) to the Board will contain a summary of the material changes to each Sub-Adviser Policy during the period covered by the report.

VIII.                        Review Responsibilities

The Trust may retain a proxy voting service (“Proxy Voting Service”) to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Manager or, where applicable, a Primary Sub-Adviser will review the Funds’ voting records maintained by the Proxy Voting Service in accordance with the following procedures:

1)             Receive a file with the proxy voting information directly from the Sub-Adviser, as applicable, on a quarterly basis.

2)             Select a sample of proxy votes from the files submitted and examine them against the Proxy Voting Service files for accuracy of the votes.

To the extent that a Primary Sub-Adviser takes responsibility for reviewing a Fund’s voting records pursuant to this paragraph, the Primary Sub-Adviser will report the results of its review to the Manager.  The Trust will deliver instructions to shareholders on how to access proxy voting information in the Trust’s semi-annual and annual shareholder reports.

IX.           Proxy Voting Service Responsibilities

Aggregation of Votes:

The Proxy Voting Service’s proxy disclosure system will collect Fund-specific voting records, including votes cast by multiple Sub-Advisers or third party voting services.

Reporting:

The Proxy Voting Service’s proxy disclosure system will provide the following reporting features:

1)             multiple report export options;

2)             report customization by Fund, account, portfolio manager, security, etc.; and

3)             account details available for vote auditing.

X.            Form N-PX Preparation and Filing

Fund Administrator will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC.  The Proxy Voting Service will prepare the EDGAR version of Form N-PX and will submit it to Fund Administrator for review and approval prior to filing with the SEC; the Fund Administrator in turn will submit it to the Trust for review and approval prior to filing with the SEC.  Upon the approval of the Trust and Fund Administrator, the Proxy Voting Service will file Form N-PX for each twelve-month period ended June 30.  The filing for each year will be made with the SEC on or before August 31 of that year.

XI.           Recordkeeping

Records of all votes will be maintained by Proxy Voting Service.  Documentation of all votes for the Trust will be maintained by the Manager and/or the Proxy Voting Service. Such documentation will include the recommendations of the Sub-Advisers along with pertinent supporting comments and letters, the Trust Policy, any additional information gathered by the Manager, minutes from any meeting at which the Board considered a proxy voting matter, the conclusion of the Board and the Trust’s final vote.

Adopted: March 18, 2009

Appendix B

Proxy Voting Policies and Procedures for McDonnell

Summary of Proxy Voting Policy

McDonnell Investment Management, as a matter of policy and as a fiduciary to its clients, recognizes that it is responsible for voting proxies for all client securities for which it has been granted authority in a manner that is consistent with the client’s best economic interests and without regard to any benefit to the Adviser.

McDonnell  (or “Adviser”) is primarily a fixed income manager and, accordingly, does not as a practical matter exercise discretion over proxy voting for fixed income securities as proxy solicitations do not occur. For those accounts that we manage that include securities for which proxy voting is applicable, the Adviser seeks to delegate the responsibility for proxy voting to the client and, with respect to accounts subject to ERISA, to ensure that the responsibility for proxy voting has been delegated by the client to another qualified plan fiduciary.  However, while the Adviser does not typically vote proxies for its clients, it has adopted this proxy voting policy in advance of possibly finding itself in such a position in the future.

Examples of ways that McDonnell could become responsible for voting securities include: receiving equity securities as part of a workout of an issuer whose bonds are owned by a client; inheriting legacy securities from a client; purposely buying the equity securities of a distressed bond issuer in order to salvage value for clients who hold the bonds.

As mentioned previously, McDonnell declines to take responsibility for voting client proxies except where it is specifically authorized and agrees to do so in its advisory contracts or comparable documents with clients.  For clients for whom the Adviser does not vote proxies, the relevant custodian banks or brokers are instructed to mail proxy material directly to clients.

McDonnell has adopted proxy voting guidelines that are designed to provide guidance with respect to certain types of voting proposals that may arise.  The guidelines have been developed in part on the belief that the quality of management is critical to the investment success of any portfolio company.  Hence, the Adviser tends to vote most routine matters in accordance with management recommendations, provided there is no conflict with shareholder value.  At the same time, when the Adviser believes that the position of the management of a portfolio company is not in the best interests of shareholders, it will vote against management’s recommendation.

In instances where a potential conflict of interest exists, McDonnell will provide the client with sufficient information regarding the shareholder vote and the Adviser’s potential conflict so that the client can make an informed decision regarding whether or not to consent.

B-1

Appendix C

Description Of Securities Ratings

A.                                   Long-Term Ratings

1.                                     Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa                          Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa                                Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A                                      Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa                          Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba                                Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B                                      Obligations rated B are considered speculative and are subject to high credit risk.

Caa                          Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca                                Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C                                      Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note                      Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.                                     Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•                 Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                 Nature of and provisions of the obligation;

•                 Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA                    An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA                             An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A                                      An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB                    An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note                      Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB                             An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B                                      An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.

Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC                    An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC                             An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C                                      A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D                                      An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note                      Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR                             This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.                                     Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA                    Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA                             Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A                                      High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB                    Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB                             Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B                                      Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC                    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC                              Default of some kind appears probable.

C                                       Default is imminent.

RD                              Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D                                      Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•                  Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•                  The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•                  The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note                       The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.                                    Preferred Stock Ratings

1.                                     Moody’s Investors Service

aaa                             An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa                                   An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a                                         An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa                             An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba                                   An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b                                         An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa                             An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca                                   An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c                                         This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note                      Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.                                   Short Term Ratings

1.                                     Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1                            Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2                            Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3                            Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP                              Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note                      Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.                                     Standard and Poor’s

A-1                           A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2                           A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3                           A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B                                      A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1                           A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2                           A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3                           A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C                                      A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D                                      A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note                      Dual Ratings.  Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.                                     Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1                                 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2                                 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3                                 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B                                      Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C                                      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                                      Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note                      The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)